     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

                                                        REGISTRATION NO. 33-6486
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 24

                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25


                                   ----------

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
               (Exact name of registrant as specified in charter)

                    320 PARK AVENUE NEW YORK, NEW YORK 10022
                (Address of Principal Executive Office)(Zip Code)
        Depositor's telephone number, including area code: (212) 224-1600


                   MANFRED ALTSTADT, CHAIRMAN, PRESIDENT & CEO

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839

                     (Name and address of agent for service)

                                   ----------

                                    Copy to:


                                THOMAS L. MARTIN
                       SENIOR VICE PRESIDENT AND SECRETARY

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839


                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT

                                   ----------

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE SPACE)

           / /   immediately upon filing pursuant to paragraph (b)

           /X/   on May 1, 2004 pursuant to paragraph (b)

           / /   60 days after filing pursuant to paragraph (a)(1)
           / /   on (date) pursuant to paragraph (a)(1)
           / /   75 days after filing pursuant to paragraph (a)(2)
           / /   on (date) pursuant to paragraph (a)(2) of Rule 4853

================================================================================

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                              CROSS-REFERENCE SHEET

                       FORM N-1A ITEM                            CAPTION OR LOCATION IN PROSPECTUS
                       --------------                            ---------------------------------
PART A

 1.   Front and Back Cover Pages                            Front and Back Covers
 2.   Risk/Return Summary: Investments,
         Risks, and Performance                             Summary of How Our Funds Invest
 3.   Risk/Return Summary: Fee Table                        Not Applicable (shares sold only to
                                                               Separate Accounts)
 4.   Investment Objectives, Principal Investment
         Strategies, and Related Risks                      Details about How Our Funds Invest
                                                               and Related Risks
 5.   Management's Discussion of Fund Performance           Not Applicable (Included in Annual Report)
 6.   Management, Organization, and Capital Structure       Management of the Funds
 7.   Shareholder Information                               Information on Fund Shares
 8.   Distribution Agreements                               Not Applicable
 9.   Financial Highlights Information                      Financial Highlights

                                                                CAPTION OR LOCATION IN STATEMENT  OF
                                                                       ADDITIONAL INFORMATION
                                                                ------------------------------------
PART B

10.   Cover Page and Table of Contents                      Cover
11.   Fund History                                          Investment Company's Form of Operations
12.   Description of the Fund and Its
         Investments and Risks                              Investment Strategies and Related Risks;
                                                               Fundamental Investment Restrictions;
                                                               Non-Fundamental Investment Policies;
                                                               Description of Corporate Bond Ratings;
                                                               Use of Standard & Poor's Indices
13.   Management of the Fund                                Management of the Investment Company
14.   Control Persons and Principal Holders of
         Securities                                         Investment Company's Form of Operations
15.   Investment Advisory and Other Services                Investment Advisory Arrangements;
                                                               Independent Auditors; Legal Matters;
                                                               Custodian
16.   Brokerage Allocation and Other Practices              Portfolio Transactions and Brokerage
17.   Capital Stock and Other Securities                    Investment Company's Form of Operations
18.   Purchase, Redemption, and Pricing of Shares           Purchase, Redemption and Pricing of Shares
19.   Taxation of the Fund                                  Taxation of the Investment Company
20.   Underwriters                                          Distribution Arrangements
21.   Calculation of Performance Data                       Yield and Performance Information
22.   Financial Statements                                  Not Applicable (Included in Annual Report)

          CAPTION IN FORM N-1A AND IN PART C OF REGISTRATION STATEMENT

PART C

23.   Exhibits
24.   Persons Controlled by or Under Common Control with the Fund
25.   Indemnification
26.   Business and Other Connections of the Investment Adviser
27.   Principal Underwriters
28.   Location of Accounts and Records
29.   Management Services
30.   Undertakings

PROSPECTUSES OF

MUTUAL OF AMERICA INVESTMENT CORPORATION

SCUDDER VARIABLE SERIES I


BOND PORTFOLIO
CAPITAL GROWTH PORTFOLIO
INTERNATIONAL PORTFOLIO


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS:

EQUITY-INCOME PORTFOLIO
ASSET MANAGER PORTFOLIO
CONTRAFUND PORTFOLIO



MAY 1, 2004


FUNDS

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

MUTUAL OF AMERICA INVESTMENT CORPORATION


320 PARK AVENUE, NEW YORK, NEW YORK 10022-6839


Mutual of America Investment Corporation is a mutual fund. It currently has these twelve Funds:

- EQUITY INDEX FUND

- ALL AMERICA FUND

- MID-CAP EQUITY INDEX FUND

- AGGRESSIVE EQUITY FUND

- COMPOSITE FUND

- BOND FUND

- MID-TERM BOND FUND

- SHORT-TERM BOND FUND

- MONEY MARKET FUND

- AGGRESSIVE ALLOCATION FUND

- MODERATE ALLOCATION FUND

- CONSERVATIVE ALLOCATION FUND

The Funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company (the INSURANCE COMPANY). Separate Accounts of the Insurance Company purchase Fund shares.


This Prospectus has information a contractholder or policyowner should know before making allocations or transfers to the Separate Account Funds that invest in shares of the Funds. You should read this Prospectus carefully and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS DATED MAY 1, 2004

TABLE OF CONTENTS

                                                                                     PAGE
                                                                                    ------
SUMMARY OF HOW OUR FUNDS INVEST                                                        1
   Equity Index Fund                                                                   1
   All America Fund                                                                    1
   Mid-Cap Equity Index Fund                                                           2
   Aggressive Equity Fund                                                              2
   Composite Fund                                                                      2
   Bond Fund                                                                           3
   Mid-Term Bond Fund                                                                  3
   Short-Term Bond Fund                                                                3
   Money Market Fund                                                                   4
   Aggressive Allocation Fund                                                          4
   Moderate Allocation Fund                                                            5
   Conservative Allocation Fund                                                        5
   Annual Total Returns                                                                6
   Average Annual Total Returns                                                       10
   Annual Fees and Expenses                                                           11

MANAGEMENT OF THE FUNDS                                                               13
   The Adviser                                                                        13
   Subadviser for a Portion of the All America Fund                                   13
   Portfolio Managers                                                                 13

DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS                                  15
   Investment Objectives and Principal Strategies                                     15
      Equity Index Fund                                                               15
      All America Fund                                                                15
      Mid-Cap Equity Index Fund                                                       17
      Aggressive Equity Fund                                                          17
      Composite Fund                                                                  17
      Bond Fund                                                                       18
      Mid-Term Bond Fund                                                              18
      Short-Term Bond Fund                                                            19
      Money Market Fund                                                               19
      Aggressive Allocation Fund                                                      20
      Moderate Allocation Fund                                                        20
      Conservative Allocation Fund                                                    21
   Risks of Investing in Stock Funds                                                  21
   Risks of Investing in Bond Funds                                                   21
   Risks of Investing in Allocation Funds                                             22
   Specific Investments or Strategies, and Related Risks                              22

INFORMATION ABOUT FUND SHARES                                                         25
      Pricing of Fund Shares                                                          25
      Purchase of Shares                                                              25
      Redemption of Shares                                                            25
      Dividends, Capital Gains Distributions and Taxes                                25

FINANCIAL HIGHLIGHTS                                                                  26

YOU MAY OBTAIN MORE INFORMATION                                                   Back cover

SUMMARY OF HOW OUR FUNDS INVEST


Each Fund of Mutual of America Investment Corporation (the INVESTMENT COMPANY) has its own investment objective and tries to achieve its objective with certain investment strategies. The Funds' different investment strategies will affect the return of the Funds and the risks of investing in each Fund.


A Fund may not achieve its objective. An investment in any of the Funds could decline in value. The Funds sell their shares to separate accounts of Mutual of America Life Insurance Company and do not offer them for sale to the general public.


Below is a summary of the Funds' investment objectives, principal investment strategies, and principal risks for investing in the Funds.

EQUITY INDEX FUND


OBJECTIVE. The Fund seeks investment results that correspond to the investment performance of the Standard & Poor's 500(R) Composite Stock Price Index (the S&P 500(R) INDEX).

STRATEGY. The Fund invests primarily in the 500 common stocks included in the S&P 500(R) Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500(R) Index to invest cash prior to the purchase of common stocks.

   - Securities in the S&P 500(R) Index generally are issued by companies with large market capitalizations (see definition below).


   - Securities are included in the Index based on industry weightings and the issuers' leading positions in those industries.

RISKS. An investment in the Equity Index Fund is subject to market risk and financial risk, as defined below.

ALL AMERICA FUND


OBJECTIVE. The Fund attempts to outperform the S&P 500(R) Index, by investing in a diversified portfolio of primarily common stocks.


STRATEGY. A portion of the Fund's assets are indexed and a portion are actively managed.


   - Approximately 60% of the Fund's assets are invested in the 500 common stocks included in the S&P 500(R) Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P 500(R) Index to invest cash prior to the purchase of common stocks.

   - Approximately 40% of the Fund's assets are managed by the Adviser and a Subadviser, with approximately 20% of the Fund's assets invested in small, mid- and large cap growth stocks and approximately 20% of its assets invested in small, mid- and large cap value stocks.

   The Subadviser invests primarily in large capitalization growth stocks and the Adviser invests the remaining portion of the actively managed assets. Value stocks are stocks considered to be undervalued in the marketplace. Growth stocks are stocks considered to possess above average growth potential.

RISKS. An investment in the All America Fund is subject to market risk and financial risk, as defined on page 1. Approximately 20%-30% of the All America Fund's assets are invested in small and mid- capitalization growth and value stocks, many of which trade over-the-counter, and this portion of its portfolio will have more market and financial risk than the portion invested in mid- and large capitalization stocks. Equity securities that trade over-the-counter may be more difficult to sell than equity securities that trade on a national securities exchange.

MARKET CAPITALIZATIONS OF EQUITY ISSUERS

MARKET CAPITALIZATION refers to the aggregate market value of the equity securities (stock) that a company has issued. Companies generally are described as large cap, mid-cap or small cap. At December 31, 2003: the S&P 500(R) Index included large cap companies with market capitalizations up to $311 billion; the S&P MidCap 400(R) Index included mid-cap companies with market capitalizations up to $11.8 billion; and the Russell 2000(R) Index included small cap companies with market capitalizations up to $2.1 billion. "S&P 500(R)" and "S&P MidCap 400(R)" are registered trademarks of The McGraw-Hill Companies, Inc., and "Russell 2000(R)" is a registered trademark of the Frank Russell Company.

MID-CAP EQUITY INDEX FUND


OBJECTIVE. The Fund seeks investment results that correspond to the investment performance of the S&P MidCap 400(R) Index.


STRATEGY. The Fund invests primarily in the 400 common stocks included in the S&P MidCap 400(R) Index to replicate, to the extent practicable, the weightings of such stocks in the Index. The Fund also purchases futures contracts on the S&P MidCap 400(R) Index to invest cash prior to the purchase of common stocks.

   - Stocks included in the S&P MidCap 400(R) Index are issued by companies with mid-sized market capitalizations (see definition on page 1).

   - The average weighted market capitalization of companies in the Index is around $3.4 billion (and will vary with market conditions), although companies in the Index may have significantly smaller or larger market capitalizations.


RISKS. An investment in the Mid-Cap Equity Index Fund is subject to market risk and financial risk (as defined on page 1).

AGGRESSIVE EQUITY FUND

OBJECTIVE. The Fund seeks capital appreciation.

STRATEGY. The Fund invests primarily in growth and value common stocks.

   - The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

   - The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

RISKS. An investment in the Aggressive Equity Fund is subject to market risk and financial risk (as defined on page 1). The Aggressive Equity Fund has more market risk and financial risk than our other stock funds, because it generally invests in small capitalization growth and value equity securities that often trade over-the-counter.

COMPOSITE FUND

OBJECTIVE. The Fund seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments.

STRATEGY. The portion of the Fund's assets invested in each category of securities will vary, based on the Adviser's view of current economic and market conditions.


   - The investment strategy for the equity portion of the Fund is to invest in approximately 40-60 stocks in the S&P 500(R) Index, as selected by the Adviser.

   - The current investment strategy for the fixed income portion of the Fund is to invest primarily in investment-grade debt securities issued by U.S. corporations or by the U.S. Government or its agencies, including mortgage-backed securities.

RISKS. An investment in the Composite Fund has market risk. By investing in equity securities and debt securities, the Fund tries to reduce the market risk that would exist for an investment in either a stock fund or a bond fund. An investment in the Composite Fund has moderate financial risk, based on the Fund's purchase of equity securities included in the S&P 500 Index and its purchase of investment grade debt securities. Refer to "RISKS OF INVESTING IN EQUITY SECURITIES" on page 1 and "RISKS OF INVESTING IN ANY OF THE BOND FUNDS" on page 4.

RISKS OF INVESTING IN EQUITY SECURITIES

MARKET RISK refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations.

FINANCIAL (OR CREDIT) RISK refers to the earning stability and overall financial soundness of an issuer of an equity security.

BOND FUND

OBJECTIVE. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity that varies according to the Adviser's view of current market conditions.


STRATEGY. The Fund invests primarily in publicly-traded, investment-grade debt securities.


   - The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debent]ures, zero coupon securities and mortgage-backed securities.


   - The Fund generally will invest a significant portion of its assets invested in a particular type of debt security, such as U.S. Government securities, securities rated BBB or higher and mortgage-backed securities.


   - The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

RISKS. An investment in the Bond Fund is subject to market risk (including from interest rate changes) and credit risk. Refer to "Risks of Investing in any of the Bond Funds" on page 4. The Bond Fund has more market risk than the other Bond Funds because its securities holdings have a longer average maturity.

MID-TERM BOND FUND

OBJECTIVE. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of three to seven years.


STRATEGY. The Fund invests primarily in publicly-traded, investment-grade debt securities.


   - The Fund invests in corporate, U.S. Government securities and U.S. Government agency securities, such as bonds, notes, debentures, zero coupon securities and mortgage-backed securities.


   - The Fund may have a significant portion of its assets invested in a particular type of debt security, such as U.S. Government agency securities, zero coupon securities or securities rated BBB or higher.


   - The Adviser evaluates each security to be purchased and selects securities based in part on interest income to be generated.

RISKS. An investment in the Mid-Term Bond Fund is subject to market risk and credit risk. Refer to "Risks of Investing in any of the Bond Funds" on page 4.


RISKS OF INVESTING IN BOND FUNDS

MARKET RISK for investments in Bond Funds includes changes in the overall level of interest rates. Interest rate increases usually cause a decline in the value of debt securities, with the amount of the decline greater for securities with longer terms to maturity. For this reason, the Bond Fund has more market risk than the Mid-Term Bond Fund, and the Mid-Term Bond Fund has more market risk than the Short-Term Bond Fund. Investment grade debt securities with lower ratings (such as BBB), which the Bond Fund and the Mid-Term Bond Fund purchase, may be subject to a greater market risk than higher rated debt securities. Below investment-grade securities (rated below BBB), which the Bond Fund and to a lesser extent the Mid-Term Bond Fund may hold, are subject to greater market risk than investment grade debt securities. Zero coupon securities, which the Bond Fund and Mid-Term Bond Fund also may purchase, may be subject to a greater market risk than securities that pay interest on a regular basis. Mortgage-backed securities or certificates, which all of the Funds may purchase and in which the Short-Term Bond Fund from time to time invests a significant portion of its assets, are subject to prepayment risk (shortening the term to maturity) when interest rates fall and to extension risk (lengthening the term to maturity) when interest rates rise.

CREDIT RISK for investments in Bond Funds refers to the ability of the issuer of a security to pay principal and interest as it becomes due. Securities rated BBB or lower generally have more credit risk than higher-rated securities.


SHORT-TERM BOND FUND

OBJECTIVE. The Fund seeks current income, with preservation of shareholders' capital a secondary objective. The Fund's securities holdings will have an average maturity of one to three years.

STRATEGY. The Fund invests primarily in publicly-traded, investment grade debt securities.

   - The Fund invests in corporate, U.S. Government securities, U.S. Government agency securities and money market instruments, such as bonds, notes, mortgage-backed securities and commercial paper.

   - The Fund may have a significant portion of its assets invested in a particular debt security, such as U.S. Government or agency securities, which also may be mortgage-backed securities.

   - The Adviser evaluates each security to be purchased and selects securities based in part on income to be generated.

RISKS. An investment in the Short-Term Bond Fund is subject to market risk and credit risk, although market risk is less than for Funds that have longer average maturities. Refer to "Risks of Investing in any of the Bond Funds" below.


MONEY MARKET FUND

OBJECTIVE. The Fund seeks current income to the extent consistent with maintenance of liquidity, investment quality and stability of capital.


STRATEGY. The Fund invests in money market instruments that meet certain requirements.

   -  The average maturity of the instruments the Fund holds will be short-term
      - 90 days or less.

   - The Fund will purchase only securities that are rated in one of the two highest rating categories by at least two rating agencies, with most securities rated in the highest category.

   - The Fund will diversify its investments, limiting holdings in the securities of any one issuer (except the U.S. Government or its agencies) to 5% of assets.

The Money Market Fund pays dividends of income earned on an annual basis, rather than declaring dividends daily to maintain a stable net asset value of $1.00.

   - The Fund's net asset value will generally rise during the year as the Fund earns income, before dividends are paid.

   - The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.


RISKS. An investment in the Money Market Fund has a small amount of market risk and financial risk, because the Fund holds high quality securities with short terms to maturity. The Fund has a high level of current income volatility, because its securities holdings are short term and it reinvests at current interest rates as its holdings mature. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its adviser and distributor, and fees of any separate accounts associated with an investment in the Fund are taken into account.


A shareholder's investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the U.S. Government or any other government agency.


AGGRESSIVE ALLOCATION FUND(1)


OBJECTIVE. The Fund seeks capital appreciation and, to a lesser extent, current income.

STRATEGY. The Fund invests primarily in equity Funds of the Investment Company and also in fixed income Funds of the Investment Company.

   - The Fund's target allocation currently is approximately 75% of net assets in equity Funds and approximately 25% of net assets in fixed income Funds.

   - The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, approximately 20% in the Mid-Cap Equity Index Fund and approximately 10% in the Aggressive Equity Fund.

   - The Fund seeks to maintain approximately 25% of its net assets in the Bond Fund.

RISKS. An investment in the Aggressive Allocation Fund is subject to market risk and credit risk for both equity securities and fixed income securities, based on the securities held by the Investment Company Funds in which it invests. The Fund is subject primarily to the risks of investing in equity securities, including large, mid- and small cap stocks. You should refer to "DEFINITIONS AND RISKS FOR INVESTING IN EQUITY SECURITIES" on page 1, "RISKS OF INVESTING IN ANY OF THE BOND FUNDS" on page 4, and "RISKS OF INVESTING IN ALLOCATION FUNDS" on page 6.


MODERATE ALLOCATION FUND(1)


OBJECTIVE. The Fund seeks capital appreciation and current income.

STRATEGY. The Fund invests in both equity and fixed income Funds of the Investment Company.

   - The Fund's target allocation currently is approximately 50% of net assets in equity Funds and approximately 50% of net assets in fixed income Funds.

   - The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund and approximately 15% in the Mid-Cap Equity Index Fund.

   - The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund and approximately 20% in the Mid-Term Bond Fund.

RISKS. An investment in the Moderate Allocation Fund is subject to market and credit risk for both fixed income and equity securities, based on the securities held by the Investment Company Funds in which it invests. You should refer to "DEFINITIONS AND RISKS FOR INVESTING IN EQUITY SECURITIES" on page 1 regarding the risks of investing in large and mid-cap stocks, to "RISKS OF INVESTING IN ANY OF THE BOND FUNDS" on page 4, and "RISKS OF INVESTING IN ALLOCATION FUNDS" on page 6.


CONSERVATIVE ALLOCATION FUND(1)


OBJECTIVE. The Fund seeks current income and, to a lesser extent, capital appreciation.

STRATEGY. The Fund invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company.

   - The Fund's target allocation currently is 75% of net assets in fixed income Funds and 25% of net assets in equity Funds.

   - The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund, approximately 30% in the Mid-Term Bond Fund and approximately 15% in the Short-Term Bond Fund.

   - The Fund seeks to maintain approximately 25% of its net assets in the Equity Index Fund.

RISKS. An investment in the Conservative Allocation Fund is subject to market risk and credit risk for both fixed income and equity securities, based on the securities held by the Investment Company Funds in which it invests. The Fund is subject primarily to the risk of investing in fixed income securities, including the risk that interest rate increases may cause a decline in the value of fixed income obligations. You should refer to "RISKS OF INVESTING IN ANY OF THE BOND FUNDS" on page 4, "DEFINITIONS AND RISKS FOR INVESTING IN EQUITY SECURITIES" on page 1 and "RISKS OF INVESTING IN ALLOCATION FUNDS" below.

RISKS OF INVESTING IN ALLOCATION FUNDS

Each Allocation Fund invests in equity (stock) Funds and fixed income (bond) Funds, but the Funds target different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.


Stock prices generally are more volatile than bond prices. Stocks historically have had a larger potential for loss, especially in the short-term, than bonds. The Aggressive Allocation Fund, because it invests primarily in equity Funds, is expected to have more market risk than the other Allocation Funds. The Conservative Allocation Fund, because it invests primarily in bond Funds, is expected to have less market risk but also may have less potential for gain over the long term than the other Allocation Funds.


Stock prices and bond prices will increase or decrease differently, especially over the long run, and the performance of these two asset classes may offset each other during certain periods. Because the Allocation Funds hold two asset classes, their performance may be lower than that of equity Funds during periods when stocks outperform bonds and may be lower than that of fixed income Funds during periods when bonds outperform stocks.

----------
(1) The Aggressive Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund are sometimes referred to collectively as "Allocation Funds."

ANNUAL TOTAL RETURNS


The bar charts below show the annual return of each Fund for the past ten years, or for the years the Fund has been in operations if less than ten years. A chart indicates the risks of investing in a particular Fund by showing changes in the Fund's performance from year-to-year during the period, but a Fund's past performance does not necessarily indicate how it will perform in the future. You also may refer to "Average Annual Total Returns" below.


Below each chart is the Fund's highest total return for any calendar quarter during the period covered by the chart, called the best quarter return, and the Fund's lowest total return for any calendar quarter during the period covered, called the worst quarter return. These returns are an indication of the volatility of a Fund's total returns. The numbers in parentheses are negative, representing a loss of principal.

The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

[CHART]

EQUITY INDEX FUND:

1994            1.5%
1995           36.6%
1996           22.7%
1997           33.1%
1998           28.6%
1999           20.6%
2000           -9.0%
2001          -12.2%
2002          -22.1%
2003           28.3%


Best quarter return: 21.5% during fourth quarter 1998
Worst quarter return: (17.3%) during third quarter 2002


[CHART]

ALL AMERICA FUND:

1994            1.3%
1995           36.6%
1996           20.7%
1997           26.8%
1998           21.3%
1999           25.8%
2000           -5.0%
2001          -17.4%
2002          -22.4%
2003           33.0%

Best quarter return: 22.1% fourth quarter 1998
Worst quarter return: (17.4%) during third quarter 2001

[CHART]

MID-CAP EQUITY INDEX FUND:

2000           16.7%
2001           -1.1%
2002          -15.2%
2003           35.2%

Best quarter return: 17.9% during fourth quarter 2001
Worst quarter return: (16.8%) during third quarter 2002
The Mid-Cap Equity Index Fund began operations on May 3, 1999.

[CHART]

AGGRESSIVE EQUITY FUND:

1995           38.2%
1996           27.1%
1997           21.2%
1998           -5.1%
1999           43.3%
2000           -1.2%
2001          -10.6%
2002          -20.5%
2003           39.4%

Best quarter return: 27.2% during fourth quarter 1999
Worst quarter return: (26.2%) during third quarter 1998
The Aggressive Equity Fund began operations on May 2, 1994.

[CHART]

COMPOSITE FUND:

1994            3.0%
1995           21.9%
1996           11.9%
1997           17.7%
1998           14.5%
1999           15.2%
2000           -0.5%
2001          -11.0%
2002           -7.5%
2003           18.2%

Best quarter return: 13.3% during fourth quarter 1999
Worst quarter return: (9.3%) during third quarter 2001

[CHART]

BOND FUND:

1994           -3.2%
1995           19.4%
1996            3.5%
1997           10.4%
1998            7.2%
1999           -1.9%
2000            8.9%
2001            8.7%
2002            6.8%
2003            6.7%

Best quarter return: 7.0% during second quarter 1995
Worst quarter return: (2.9%) during first quarter 1994

[CHART]

MID-TERM BOND FUND:

1994           -3.7%
1995           16.3%
1996            3.9%
1997            7.3%
1998            6.4%
1999            1.4%
2000            4.8%
2001           10.4%
2002            9.7%
2003            2.8%


Best quarter return: 6.1% during second quarter 1995
Worst quarter return: (3.0%) during first quarter 1994


[CHART]

SHORT-TERM BOND FUND:

1994            1.4%
1995            7.7%
1996            4.9%
1997            6.0%
1998            5.7%
1999            4.2%
2000            7.8%
2001            7.4%
2002            5.0%
2003            1.7%


Best quarter return: 2.6% during third quarter 2001
Worst quarter return: (0.3%) during first quarter 1994


[CHART]

MONEY MARKET FUND:

1994            4.1%
1995            5.8%
1996            5.3%
1997            5.5%
1998            5.4%
1999            5.2%
2000            6.2%
2001            3.9%
2002            1.5%
2003            0.9%


Best quarter return: 1.8% during third quarter 2000
Worst quarter return: 0.2% during third quarter 2003

[CHART]


AGGRESSIVE ALLOCATION FUND:


2003           19.3%


Best quarter return: 9.8% during forth quarter 2003
Worst quarter return: 3.1% during third quarter 2003
The Aggressive Allocation Fund began operations May 20, 2003


[CHART]


MODERATE ALLOCATION FUND:


2003           11.7%


Best quarter return: 6.4% during forth quarter 2003
Worst quarter return: 1.5% during third quarter 2003
The Moderate Allocation Fund began operations May 20, 2003


[CHART]


CONSERVATIVE ALLOCATION FUND:


2003            5.3%


Best quarter return: 3.3% during forth quarter 2003
Worst quarter return: 0.3% during third quarter 2003
The Conservative Allocation Fund began operations May 20, 2003

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2003)

The table below shows the average annual total returns of each Fund (other than the Funds that have not been operating for the requisite period of time, as described in the footnote below) for the past one, five and ten years, if the Fund was operating for those periods, and the return for the period of the Fund's operations.


The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund's returns to those of a broad-based, unmanaged index, or to Treasury Bills for money market investments. A Fund's past performance does not necessarily indicate how it will perform in the future.

The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.


                                                                       PAST          PAST           PAST        FOR LIFE
                    FUND/COMPARATIVE INDEX(ES)                       ONE YEAR     FIVE YEARS      TEN YEARS     OF FUND*
-------------------------------------------------------------------------------------------------------------------------
Equity-Index Fund                                                         28.3%         (0.7)%         10.9%         10.5%
  S&P 500(R)Index(1)                                                      28.7%         (0.6)%         11.1%         10.8%

All America Fund**                                                        33.0%          0.4%          10.1%         12.7%
  S&P 500(R)Index(1)                                                      28.7%         (0.6)%         11.1%         13.3%

Mid-Cap Equity Index Fund                                                 35.2%          N/A            N/A           8.8%
  S&P MidCap 400(R)Index(2)                                               35.6%          N/A            N/A           9.3%

Aggressive Equity Fund                                                    39.4%          7.0%           N/A          12.0%
  Russell 2000(R)Index(3)                                                 47.3%          7.1%           N/A           9.8%

Composite Fund                                                            18.2%          2.2%           7.1%          9.8%
  S&P 500(R)Index                                                         28.7%         (0.6)%         11.1%         13.3%
  Lehman Brothers Aggregate Bond Index(4)                                  4.1%          6.6%           6.9%          9.1%
  90-day Treasury Bill Rate                                                1.1%          3.5%           4.3%          5.2%

Bond Fund                                                                  6.7%          5.8%           6.5%          8.2%
  Lehman Brothers Aggregate Bond Index                                     4.1%          6.6%           6.9%          9.1%

Mid-Term Bond Fund                                                         2.8%          5.8%           5.8%          6.0%
  Salomon Brothers Gov't./Corp. 3-7 Year Bond Index(5)                     5.0%          7.1%           7.1%          7.1%

Short-Term Bond Fund                                                       1.7%          5.2%           5.2%          5.2%
  Salomon Brothers Gov't./Corp. 1-3 Year Bond Index(5)                     2.9%          5.8%           5.8%          5.1%

Conservative Allocation Fund                                               N/A           N/A            N/A           5.3%
  S&P 500(R)Index(1)                                                       N/A           N/A            N/A          22.1%
  Lehman Brothers Aggregate Bond Index                                     N/A           N/A            N/A           0.4%

Moderate Allocation Fund                                                   N/A           N/A            N/A          11.7%
  S&P 500(R)Index(1)                                                       N/A           N/A            N/A          22.1%
  Lehman Brothers Aggregate Bond Index                                     N/A           N/A            N/A           0.4%

Aggressive Allocation Fund                                                 N/A           N/A            N/A          19.2%
  S&P 500(R)Index(1)                                                       N/A           N/A            N/A          22.1%
  Lehman Brothers Aggregate Bond Index                                     N/A           N/A            N/A           0.4%

Money Market Fund                                                          0.9%          3.6%           4.4%          5.1%
  90-day Treasury Bill Rate                                                1.1%          3.5%           4.3%          5.2%
  7-day current yield for period ended 12/31/03 was .81%
  7-day effective yield (reflecting the compounding of
  interest) for period ended 12/31/03 was .81%


N/A = Not applicable

 * The Funds commenced operations on the following dates: All America, Composite, Bond and Money Market Funds - January 1, 1985; Equity Index, Mid-Term Bond and Short-Term Bond Funds - February 5, 1993; Aggressive Equity Fund - May 2, 1994; and Mid-Cap Equity Index Fund - May 3, 1999; Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund - May 20, 2003.
** Prior to May 2, 1994, the All America Fund was known as the Stock Fund, had a different investment objective and did not have a subadviser.

(1) The S&P 500(R) and S&P 500(R) Index refer to the Standard & Poor's 500 Composite Stock Price Index, a market value-weighted index of the common stock prices of companies included in the S&P 500(R).

(2) The S&P MidCap 400(R) is the Standard & Poor's MidCap 400 Index, a market value-weighted index of 400 stocks issued by U.S. companies with medium market capitalizations.
(3) The Russell 2000(R) is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000.
(4) The Lehman Brothers Aggregate Bond Index is an index of U.S. Government, corporate and mortgage-backed and asset-backed bond prices of investment grade bonds with maturities greater than one year and at least $150 million par amount outstanding.
(5) The Salomon Brothers Government/Corporate Bond Index, for 1-3 years and for 3-7 years, is a market capitalization-weighted index of Treasury, Agency, mortgage and corporate bonds in the Salomon Brothers Broad Investment-Grade Bond Index with the same maturities.
     "S&P 500," "S&P MidCap 400" and Russell 2000" are the trademarks of their respective owners.

ANNUAL FEES AND EXPENSES


The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, based on the Funds' fees and expenses during 2003. Annual operating expenses are shown as a percentage of average net assets. The expenses shown do not include Separate Account expenses for variable annuity and variable universal life contracts, and costs would be higher if such expenses were included.



                                                                                                  MID-CAP
                                                                      EQUITY         ALL           EQUITY      AGGRESSIVE
                                                                      INDEX        AMERICA         INDEX         EQUITY
                                                                      FUND          FUND            FUND          FUND
                                                                    ----------    ----------     ----------    ----------
SHAREHOLDER FEES                                                          none          none           none          none
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                         .13%          .50%           .13%          .85%
   OTHER EXPENSES                                                          .08           .11            .09           .09
                                                                    ----------    ----------     ----------    ----------
   TOTAL ANNUAL FUND OPERATING EXPENSES                                    .21%          .61%           .22%          .94%
                                                                    ----------    ----------     ----------    ----------
EXPENSE REIMBURSEMENT*                                                    (.08)         (.11)          (.09)         (.09)
                                                                    ----------    ----------     ----------    ----------
NET EXPENSES                                                               .13%          .50%           .13%          .85%
                                                                    ==========    ==========     ==========    ==========



                                                                                                         SHORT-
                                                                                         MID-TERM         TERM          MONEY
                                                           COMPOSITE        BOND           BOND           BOND         MARKET
                                                              FUND          FUND           FUND           FUND          FUND
                                                          ----------     ----------     ----------     ----------     ----------
SHAREHOLDER FEES                                                none           none           none           none           none
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM
   FUND ASSETS)
   MANAGEMENT FEES                                               .50%           .50%           .50%           .50%           .25%
   OTHER EXPENSES                                                .13            .10            .14            .32            .13
                                                          ----------     ----------     ----------     ----------     ----------
TOTAL ANNUAL FUND OPERATING EXPENSES                              63%           .60%           .64%           .82%           .38%
                                                          ----------     ----------     ----------     ----------     ----------
EXPENSE REIMBURSEMENT*                                          (.13)          (.10)          (.14)          (.32)          (.13)
                                                          ----------     ----------     ----------     ----------     ----------
NET EXPENSES                                                     .50%           .50%           .50%           .50%           .25%
                                                          ==========     ==========     ==========     ==========     ==========


----------

* The Adviser has contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. See "MANAGEMENT OF THE FUNDS -- THE ADVISER". This contractual obligation remains in effect for the year 2004 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company within two weeks before the next calendar year begins. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

                                                          AGGRESSIVE      MODERATE     CONSERVATIVE
                                                          ALLOCATION     ALLOCATION     ALLOCATION
                                                            FUND(1)        FUND(1)        FUND(1)
                                                          ----------     ----------    ------------
SHAREHOLDER FEES                                                none           none           none
ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES (3)                                           .29%           .31%           .41%
   OTHER EXPENSES                                                .00            .00            .00
                                                          ----------     ----------     ----------
TOTAL ANNUAL FUND OPERATING EXPENSES                             .29%           .31%           .41%
                                                          ----------     ----------     ----------
EXPENSE REIMBURSEMENT (2)                                       (.29)          (.31)          (.41)
                                                          ----------     ----------     ----------
NET FUND EXPENSES                                                  0%             0%             0%



(1) Expenses of the Allocation Funds are for a partial year, commencing May 1, 2003 & ending December 31, 2003. The shareholders of the Allocation Funds indirectly bear the expenses of the Investment Company Funds in which they invest. The estimates shown assume that target allocations are maintained throughout the year. The Allocation Funds' actual indirect expenses may be higher or lower based on the actual allocations of their assets among Investment Company Funds. The Allocation Funds are "funds of funds" that invest in shares of other series of the Investment Company. Each Allocation Fund has its own operating expenses, as do the Investment Company Funds in which it invests. An investment in an Allocation Fund therefore would have a higher cost than investment directly in such Investment Company Funds, except that the Adviser currently reimburses the Investment Company Funds for all operating expenses--see note (2), below.
(2) With respect to the funds comprising the Allocation Funds, the Adviser has contractually agreed beginning as of January 1, 2003 to limit each Fund's total operating expenses (excluding taxes, brokerage commissions and extraordinary expenses) to its investment management fees. See "MANAGEMENT OF THE FUNDS -- THE ADVISER". This contractual obligation remains in effect for the year 2004 and will continue for each following calendar year unless the Adviser gives notice of termination to the Investment Company within two weeks before the next calendar year begins.
(3) The Adviser does not charge any fees for investment management to the Allocation Funds. However, shareholders in the Allocation Funds bear their pro-rata share of the investment management fees incurred by the underlying funds held by the Allocation Funds. The Allocation Funds bear no operating expenses, other than those included in each fund, shares of which are held by the Allocation Funds.

EXAMPLE:


This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes for each Fund that:

     -    you make an investment of $10,000,
     -    you have a 5% annual return on your investment,
     -    all dividends and distributions are reinvested,

     - Fund operating expenses during the periods shown do not reflect the Adviser's contractual limitation on the Fund's expenses applicable during 2004, and

     -    you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:


                                                   1 YEAR       3 YEARS(1)     5 YEARS(1)     10 YEARS(1)
                                                ------------   ------------   ------------   ------------
          Equity Index Fund                     $         22   $         68   $        119   $        271
          All America Fund                      $         63   $        197   $        345   $        786
          Mid-Cap Equity Index Fund             $         23   $         71   $        125   $        284
          Aggressive Equity Fund                $         96   $        304   $        532   $      1,212
          Composite Fund                        $         65   $        204   $        357   $        812
          Bond Fund                             $         61   $        194   $        340   $        773
          Mid-Term Bond Fund                    $         66   $        207   $        362   $        825
          Short-Term Bond Fund                  $         84   $        265   $        464   $      1,057
          Money Market Fund                     $         39   $        123   $        215   $        490
          Aggressive Allocation Fund            $         35   $        110   $        192   $        438
          Moderate Allocation Fund              $         37   $        116   $        204   $        464
          Conservative Allocation Fund          $         47   $        149   $        160   $        593



     (1) The expenses used in the Example are those shown in the table above without reimbursement of expenses by the Adviser, for all funds comprising the Allocation Funds, but not for the Allocation Funds. See footnote (2), above.

MANAGEMENT OF THE FUNDS

THE ADVISER


Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the ADVISER or CAPITAL MANAGEMENT) is the investment adviser for the Funds of the Investment Company. The Adviser had total assets under management of approximately $8.7 billion at December 31, 2003, including $2.4 billion for the Investment Company. As Adviser, Capital Management:


   -  places orders for the purchase and sale of securities,

   -  engages in securities research,

   - makes recommendations to and reports to the Investment Company's Board of Directors,


   - supplies administrative, accounting and recordkeeping services for the Funds, and


   - provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of the Fund's net assets, calculated as a daily charge. These annual rates are:

   -  All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds --
      .50%

   -  Aggressive Equity Fund -- .85%

   -  Equity Index and Mid-Cap Equity Index Funds -- .125%

   -  Money Market Fund -- .25%

   -  Allocation Funds -- 0%


The Adviser limits the expenses of each Fund, other than for brokers' commissions, extraordinary expenses, transfer taxes and other fees relating to portfolio transactions, to the amount of the investment advisory fee paid by the Fund to the Adviser. The Adviser's obligation was contractual on a yearly basis beginning as of January 1, 2003, and the Adviser may discontinue the expense limitation at any time thereafter by providing notice within 2 weeks prior to the next calendar year. The Allocation Funds indirectly pay advisory fees to the Adviser. See "ANNUAL FEES AND EXPENSES."


SUBADVISER FOR A PORTION OF THE ALL AMERICA FUND


The Adviser has delegated its investment advisory responsibilities for a portion of the All America Fund to a Subadviser. The Subadviser provides investment advice for approximately 5 to 10% of the assets of the All America Fund. The Adviser pays the Subadviser for its advisory services to the All America Fund.

   - Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, is a mid- and large capitalization growth adviser for its portion of the All America Fund. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans. At December 31, 2003, Oak Associates had assets under management of approximately $9.2 billion.


PORTFOLIO MANAGERS

The person(s) primarily responsible for the day-to-day management of the Funds' investment portfolios are listed below. No information is given for the Money Market Fund because of the type of investments it makes. No information is given for the Equity Index Fund, the Indexed Assets of the All America Fund or the Mid-Cap Equity Index Fund, because the investment objective for each is to replicate the performance of an index. No information is given for the Allocation Funds, because each of these Funds invests in other Funds of the Investment Company.

ALL AMERICA FUND


THOMAS P. LARSEN, Executive Vice President of the Adviser, is responsible for managing the small cap growth segment of the Adviser's portions of the actively managed assets of the Fund. Mr. Larsen joined the Adviser in June 1998 from his position as Senior Vice President of Desai Capital Management. He has over 30 years of experience in selecting securities for and managing equity portfolios.

STEPHEN J. RICH, Executive Vice President of the Adviser, is responsible for managing the small cap value segment of the Adviser's portions of the actively managed assets of the Fund. Mr. Rich joined the Adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of experience selecting securities for and managing equity portfolios.

MARY E. CANNING, Senior Vice President of the Adviser, is responsible for managing the small cap value segment of the Adviser's portion of the actively managed assets of the Fund. Ms. Canning joined the Adviser in June 1999 from her position as Managing Director/Investment Strategist of Phoenix, Duff & Phelps. She has over 18 years of investment management experience.

JAMES D. OELSCHLAGER is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager, who has more than 34 years of investment experience, is assisted with portfolio management responsibilities by Donna Barton and Margaret Ballinger, trading, and Doug MacKay, equity research. These individuals, each of whom has been with Oak Associates for more than five years, have 24 years, 27 years and 13 years, respectively, of experience in the investment business and play a key role in the day-to-day management of the firm's portfolios.


AGGRESSIVE EQUITY FUND


THOMAS P. LARSEN, Executive Vice President of the Adviser, has responsibility for managing a section of the Fund. Mr. Larsen, who has over 30 years of experience in selecting securities for and managing equity portfolios, joined the Adviser in June 1998 and before that was Senior Vice President of Desai Capital Management.

STEPHEN J. RICH, Executive Vice President of the Adviser, is responsible for managing the large cap core segment of the Adviser's portion of the Fund. Mr. Rich joined the adviser in February 2004 from his position as Vice President, Senior Portfolio Manager at J.P. Morgan Fleming Investment Management Inc. He has approximately 14 years of experience selecting securities for, and managing, equity portfolios.


COMPOSITE FUND


ANDREW L. HEISKELL, Executive Vice President of the Adviser, is responsible for managing the fixed income portion of the Fund. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

MARY E. CANNING, Senior Vice President of the Adviser, is responsible for managing the large cap core segment of the Adviser's portion of the actively managed assets of the Fund. Ms. Canning joined the Adviser in June 1999 from her position as Managing Director/Investment Strategist of Phoenix, Duff & Phelps. She has over 18 years of investment management experience.

ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.

GARY P. WETTERAU, Senior Vice President of the Adviser, is responsible for managing the mortgage backed segment of the Fixed Income portion of the Fund. Mr. Wetterau joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 15 years of experience in selecting securities for and managing Fixed Income portfolios.


BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND

ANDREW L. HEISKELL, Executive Vice President of the Adviser, has responsibility for setting the fixed income investment strategy and overseeing the day-to-day operations of the Bond Fund, the Mid-Term Bond Fund and the Short-Term Bond Fund. He has been the portfolio manager for the Bond Fund since February 1991 and of the Mid-Term and Short-Term Bond Funds since their inception in 1993. Mr. Heiskell has more than 30 years of experience in selecting securities for and managing fixed-income portfolios.


GARY P. WETTERAU, Senior Vice President of the Adviser, is responsible for managing the mortgage backed segment of the Fund. Mr. Wetterau joined the Adviser in August 1995 from his position of Assistant Vice President and Portfolio Manager of M.D. Sass. He has over 15 years of experience in selecting securities for, and managing, fixed income portfolios.

DETAILS ABOUT HOW OUR FUNDS INVEST AND RELATED RISKS

Below is a discussion of the principal strategies the Funds currently follow to seek to achieve their investment objectives. If a Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days' notice to shareholders.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES


EQUITY INDEX FUND: The investment objective of the Equity Index Fund is to provide investment results that correspond to the performance of the S&P 500(R) Index.


The Fund seeks to achieve its objective primarily by:


   - Purchasing shares of the 500 common stocks that are included in the S&P 500(R)Index.

      - Stocks are selected in the order of their weightings in the S&P 500(R) Index, beginning with the heaviest weighted stocks.

      - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500(R) Index.

      - The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P 500(R) Index.

   - Purchasing futures contracts on the S&P 500(R) Index and options on futures contracts on the S&P 500(R) Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P 500(R) Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P 500(R) Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P 500(R) Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

The Fund's investment performance may not precisely duplicate the performance of the S&P 500(R) Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P 500(R) Index.

ALL AMERICA FUND: The investment objective of the All America Fund is to outperform the S&P 500(R) Index by investing in a diversified portfolio of primarily common stocks.


At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions. The issuers of at least 80% of the Fund's total assets will be United States corporations or entities.


INDEXED ASSETS. The Fund invests approximately 60% of its assets to provide investment results that correspond to the performance of the S&P 500(R) Index. This portion of the All America Fund is called the INDEXED ASSETS. The Fund invests Indexed Assets in the 500 common stocks included in the S&P 500(R) Index and in futures contracts on the S&P 500(R) Index. The Fund attempts to match the weightings of stocks in the Indexed Assets with the weightings of those stocks in the S&P 500(R) Index, and it periodically rebalances the Indexed Assets to maintain those weightings.


ACTIVE ASSETS. The Fund invests approximately 40% of its assets to seek to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of


Standard & Poor's (S&P) does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. "Standard & Poor's(R)", "S&P(R)", the "S&P 500(R) Index" and the "S&P MidCap 400(R) Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's has no obligation or liability for the sale or operation of the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund and makes no representation as to the advisability of investing in the Funds.

primarily common stocks with a broad exposure to the market. The Adviser and a Subadviser actively manage this portion of the All America Fund, which is called the ACTIVE ASSETS.

The Adviser periodically rebalances assets in the All America Fund to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets, based on then current market values.


If the Adviser or Subadviser actively trades Fund securities, the Fund will incur transaction costs for trading activity, which may reduce Fund performance.

Approximately one-half of the Active Assets are invested in growth stocks issued by companies with small, mid-or large market capitalizations. Approximately one-half of the Active Assets are invested in value stocks issued by companies with small, mid- or large market capitalizations. Oak Associates invests in large cap growth stocks, and the Adviser invests the remainder of the Active Assets.

ADVISER--SMALL, MID- AND LARGE CAPITALIZATION VALUE STOCKS. The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns. Companies with small market capitalizations whose stocks the Adviser selects may have limited Wall Street research coverage and low institutional ownership, which may make the stocks more difficult to sell in certain market conditions.

   - The Adviser seeks securities that it believes have a depressed valuation compared to their previous valuations or compared to a universe of peer companies. The Adviser identifies such securities primarily through consideration of actual, expected earnings and cash flow.

   - Stocks issued by companies with large market capitalizations generally will have lower than average price volatility and low price/earning ratios, and generally will have below market debt levels and current yield greater than the average of the S&P 500(R).

ADVISER--SMALL AND MID- CAPITALIZATION GROWTH STOCKS. The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation, issued by companies with small to mid market capitalizations.

   - The securities of these companies often are traded in the over-the-counter market.

   - The securities at the time of purchase usually will be issued by companies that have market capitalizations not larger than the capitalization of the largest company in the Russell 2500(R) Index.


The Adviser at times actively trades the securities in its portion of the Active Assets of the All America Fund, depending on market conditions.

The Adviser uses a "bottom-up" approach in selecting stocks for its portion of the Fund, evaluating each issuer of securities through in-house analysts before making an investment (see definition below).


OAK ASSOCIATES, LTD.--LARGE CAPITALIZATION GROWTH STOCKS. The Subadviser invests in mid- and large capitalization stocks, which often have low current income and the potential for significant growth. Its approach is to:


   -  monitor 200 stocks,

   - at any one time to invest in approximately 15-25 common stocks without regard for market industry weighting, and

   - usually hold securities that have appreciated in value, rather than selling them to realize capital gains.


Oak Associates identifies industries it believes are attractive from a long-term perspective, based on the direction of interest rates, the overall stock market environment, the inflation rate and evolving relationships of economic sectors. In selecting individual stocks, Oak Associates evaluates companies' growth prospects and utilizes relative valuation measures such as price to earnings ratio as compared to long-term growth rate, historical levels and the S&P 500(R) Index.



DEFINITION WE USE

-- BOTTOM-UP INVESTING means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

MID-CAP EQUITY INDEX FUND: The investment objective of the Mid-Cap Equity Index
                           Fund is to provide investment results that correspond to the performance of the S&P MidCap 400(R) Index.


The Fund seeks to achieve its objective primarily by:


   - Purchasing shares of the 400 common stocks that are part of the S&P MidCap 400(R)Index.

         - Stocks are selected in the order of their weightings in the S&P MidCap 400(R) Index, beginning with the heaviest weighted stocks.

         - The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P MidCap 400(R) Index.

         - The Fund attempts to be fully invested at all times, to the extent practicable, in the stocks that comprise the S&P MidCap 400(R) Index.

   - Purchasing futures contracts on the S&P MidCap 400(R) Index and options on futures contracts on the S&P 400(R) Index to invest cash prior to the purchase of common stocks, in an attempt to have the Fund's performance more closely correlate with the performance of the S&P MidCap 400(R) Index.

The Adviser uses a computer program and other information to determine which stocks are to be purchased or sold to more closely follow the S&P MidCap 400(R) Index. From time to time, the Fund makes adjustments in its portfolio (rebalances) because of changes in the composition of the S&P MidCap 400(R) Index or in the valuations of the stocks within the Index relative to other stocks within the Index.

There is a risk that the Fund's investment performance may not precisely duplicate the performance of the S&P MidCap 400(R) Index, due to cash flows in and out of the Fund and investment timing considerations. The Fund also pays investment advisory expenses that are not applicable to an unmanaged index such as the S&P MidCap 400(R) Index.


AGGRESSIVE EQUITY FUND: The investment objective of the Aggressive Equity Fund is capital appreciation.

The Fund invests in growth stocks and value stocks, and the Adviser determines the percentage of the Fund's assets invested in growth stocks or value stocks at any one time. At least 85% of the Aggressive Equity Fund's total assets will be invested in equity securities under normal market conditions.


   - The Adviser invests in stocks that it considers to be fundamentally sound with the potential for above average earnings growth and long-term capital appreciation, issued by companies with small to mid- market capitalizations.

   - The Adviser generally invests in stocks that it considers undervalued and with the potential for above average investment returns.

The Adviser uses a "bottom-up" approach in selecting stocks for the Fund (see definition on page 16). The Adviser continually reviews the universe of companies with small market capitalization to identify securities with growth or value characteristics that meet its requirements. In evaluating an individual security, the Adviser determines the security's valuation relative to other securities in the same sector or industry.


Some of the stocks the Fund purchases have small market capitalizations and may be traded-over-the counter instead of on an exchange. During different market cycles, either growth or value stocks may be out of favor with investors and may have more market risk (price volatility) than larger capitalization stocks.


COMPOSITE FUND: The investment objective of the Composite Fund is to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments.


The Adviser varies the portion of the Fund's assets invested in each category of securities, based on economic conditions, the general level of common stock prices, interest rates and other relevant considerations.

   - The Fund invests in publicly-traded common stocks for long-term growth of capital and, to a lesser extent, income from dividends.

   - It invests in publicly-traded, investment grade debt securities and money market instruments for current income.


   - At December 31, 2003, the Fund's net assets were 60.1% invested in equity securities, 39.1% invested in fixed-income securities and 0.8% invested in money market instruments.


For defensive purposes, the Fund may invest up to 75% of its assets in common stock and other equity-type securities, or up to 75% of its assets in debt securities with a remaining maturity of more than one year, or 100% of its assets in money market instruments.


The Fund's strategy for its equity investments is to invest in approximately 40 to 60 stocks, all of which are included in the S&P 500(R) Index. The Fund invests in these stocks in a range by economic sector weighting of 50% to 150% of the economic sector weightings of the S&P 500(R) Index.


The Fund's current strategy for its fixed income investments is to invest primarily in investment grade debt securities of U.S. corporations, the U.S. Government and U.S. Government agencies, including mortgage-backed securities. The Adviser manages this portion of the Composite Fund in substantially the same way as it manages the Bond Fund, described below.

BOND FUND: The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital.

The average maturity of the debt securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. The Fund's Adviser anticipates that the average maturity of the Fund's securities holdings will be between five and ten years. The average maturity for the Bond Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

The Fund invests in bonds, which are debt obligations. At least 80% of the Fund's assets are invested in investment grade debt obligations issued by U.S. corporations or by the U.S. Government or its agencies.

   - The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

   - The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in other types of securities.


   - At December 31, 2003, the Bond Fund's net assets were invested approximately 18% in U.S. Government securities, 33% in mortgage-backed securities and 49% in corporate debt securities. At that date, the Fund had approximately 71% of its net assets in obligations rated AAA to A, 26% of its net assets in corporate obligations rated BBB and 3% of its net assets in corporate obligations rated below investment grade.

The Adviser uses a "bottom-up" approach in selecting debt securities for the Fund (see definition on page 16). The Adviser's approach generally is to purchase securities for income. In selecting an individual security, it reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security. The Fund may continue to hold securities that have been downgraded if the Adviser considers the securities to be undervalued due to factors such as lack of liquidity or uncertainty in the marketplace.


The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security that it considers to have become overvalued relative to alternative investments, and reinvest in an alternative security.

MID-TERM BOND FUND: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between three and seven years.


The Fund invests at least 80% of its assets in investment-grade debt obligations issued by United States corporations or issued by the U.S. Government or its agencies.

   - The Fund invests in various types of debt securities, including bonds, mortgage-backed securities, zero coupon securities and asset-backed securities, with ratings that range from AAA to BBB at the time of purchase.

   - The percentage of the Fund's portfolio invested in particular types of securities will vary, depending on market conditions and the Adviser's assessment of the income and returns available from corporate securities in relation to the risks of investing in these securities.


   - At December 31, 2003, the Mid-Term Bond Fund's net assets were invested approximately 66% in U.S. Government securities, 5% in mortgage-backed securities and 29% in corporate debt securities. At that date, the Fund had approximately 87% of its net assets in obligations rated AAA-A, 13% in corporate obligations rated BBB and 0% in obligations rated below investment grade.

The Adviser uses a "bottom-up" approach in selecting securities for the Mid-Term Bond Fund (See "BOTTOM UP INVESTING" on page 16). Its approach generally is to purchase securities for income. In selecting an individual security, the Adviser reviews historical financial measures and considers the price and yield relationship to other securities to determine a proper relative value for the security.


The Fund generally purchases and sells securities without attempting to anticipate interest rate changes in the economy. The Adviser may sell a security in the Fund's portfolio that the Adviser considers to have become overvalued relative to alternative investments.

SHORT-TERM BOND FUND: The primary investment objective of the Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of shareholders' capital. The average maturity of the Fund's securities holdings will be between one and three years.


The Fund invests at least 80% of its assets in investment-grade debt obligations issued by United States corporations or by the U.S. Government or its agencies and in money market instruments of the type that the Money Market Fund purchases.


   - At times, the Fund may invest a significant portion of its assets in mortgage-backed securities.


   - At December 31, 2003, the Short-Term Bond Fund had invested approximately 33% of its net assets in U.S. Government securities and 55% of its net assets in mortgage-backed securities, and 12% in corporate debt securities.


Most of the mortgage-backed securities the Fund purchases are considered to be U.S. Government agency securities, with issuers such as Ginnie Mae and Fannie Mae. U.S. Government and agency securities have little financial risk, but mortgage-backed securities do have market risk and the prepayment risks specific to mortgage-backed securities. When interest rates change, mortgage-backed securities may prepay at a faster or slower rate than originally anticipated, which may negatively affect their yield and price.

MONEY MARKET FUND: The investment objective of the Fund is to realize current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital.

In selecting specific investments for the Fund, the Adviser seeks securities or instruments with the highest yield or income that meet the following requirements.


   - The Fund invests only in money market instruments and other short-term debt securities including commercial paper issued by U.S. corporations and Treasury securities issued by the U.S. Government. At December 31, 2003, the Fund was 100% invested in commercial paper.


   - All of the securities the Fund purchases have a rating in one of the two highest rating categories from at least two nationally recognized rating agencies, and substantially all (at least 95%) have a rating in the highest category from at least two of these rating agencies.

   - At the time of purchase, a security must mature in 13 months or less (or 25 months for U.S. Government securities). The dollar-weighted average maturity of the Fund's securities must be 90 days or less.

   - The Fund will not invest more than 5% of its total assets in the securities of any one issuer, other than U.S. Government or agency securities.

The Fund does not maintain a stable net asset value. The Fund does not declare dividends daily, and income the Fund earns on its portfolio holdings increases the Fund's net asset value per share until the Fund declares a dividend. At least yearly the Fund distributes investment income to its shareholders, and the Fund's net asset value per share declines as a result of the distribution.

The Fund uses the amortized cost method of valuing securities that have a remaining term to maturity of 60 days or less. Because the Fund uses market value for securities that mature in more than 60 days, the Fund does not invest more than 20% of its assets in these securities, to limit the possibility of a decline in the Fund's net asset value.


An investment in the Fund has little market or financial risk but a relatively high level of current income volatility, because its portfolio holdings are high quality instruments that have a short time to maturity. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER U.S. GOVERNMENT AGENCY. Although the Fund seeks current income and preservation of principal within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Investment Company, its Adviser and distributor, and fees of any Separate Accounts associated with an investment in the Fund are taken into account.


AGGRESSIVE ALLOCATION FUND: The investment objective of the Fund is capital appreciation and, to a lesser extent, current income.

The Fund invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund will invest 70% to 80% of its net assets in equity Funds and 20%-30% of its net assets in fixed income Funds.


   - The current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund. From time to time, the Adviser may change the equity Funds and fixed income Funds in which the Aggressive Allocation Fund invests.


   - The Adviser will periodically rebalance assets in the Fund to maintain an approximate 75%/25% relationship between equity Funds and fixed income Funds.

   - The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in equity Funds and fixed income Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund's investment objective may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

MODERATE ALLOCATION FUND: The investment objective of the Fund is current income and capital appreciation.

The Fund invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund will invest 45%-55% of its net assets in fixed income Funds and 45%-55% of its net assets in equity Funds.

   - The current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

   - The Adviser will periodically rebalance assets in the Fund to maintain an approximate 50%/50% relationship between fixed income Funds and equity Funds.

   - The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in fixed income Funds and equity Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund's investment objective may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

CONSERVATIVE ALLOCATION FUND: The investment objective of the Fund is current income and, to a lesser extent, capital
                              appreciation.

The Fund invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund will invest 70%-80% of its net assets in fixed income Funds and 20%-30% of its net assets in equity Funds.

   - The current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

   - The Adviser will periodically rebalance assets in the Fund to maintain an approximate 75%/25% relationship between fixed income Funds and equity Funds.

   - The Adviser may invest purchases or make redemptions outside of the target allocation to seek to maintain the specified percentages in fixed income Funds and equity Funds.

From time to time, the Adviser may change the equity Funds and fixed income Funds of the Investment Company in which the Fund invests. The Fund's investment objective may be changed by the Investment Company's Board of Directors without shareholder approval. Shareholders will be given written notice of any change to the investment objective.

RISKS OF INVESTING IN STOCK FUNDS

When you invest in a stock fund, and for the equity portion of a composite fund, you should consider that:

   - The fund is subject to market risk -- the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

   - The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

   - The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund's investment adviser(s) will impact the Fund's performance.

   - The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

   - A Fund may have more difficulty selling a small capitalization stock or any stock that trades "over-the-counter", as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

   - Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

RISKS OF INVESTING IN BOND FUNDS

When you invest in a bond fund, and for the debt securities portion of a composite fund, you should consider that:

   - The fund has market risk -- the value of your investment will go up or down depending on movements in the bond markets. As a result, you may lose money from your investment, or your investment may increase in value.


   - The investment results for a particular Fund may be better or worse than the results for the comparable bond market taken as a whole, depending on the type of debt securities in which the Fund invests and the portion of the Fund invested in debt securities.


   - The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, security selection by a Fund's investment adviser will impact the Fund's performance.

   - Changes in prevailing interest rates usually will impact the value of debt securities. The longer the time period before the security matures (or is expected to be redeemed), the more impact interest rate changes will have on the price of the bond. When interest rates rise, the prices of outstanding debt securities tend to fall. When interest rates fall, the prices of outstanding debt securities tend to rise.

   - Mortgage-backed securities or certificates are subject to prepayment or extension risk when interest rates change. When interest rates fall, the underlying mortgages may be prepaid at a faster rate than previously assumed in pricing the mortgage-backed security, which would shorten the period to maturity of the security. When interest rates rise, the underlying mortgages may be prepaid at a slower rate than previously assumed, which would lengthen the period to maturity of the security.

   - In periods of economic uncertainty, investors may favor U.S. government debt securities over debt securities of corporate issuers, in which case the value of corporate debt securities would decline in relation to the value of U.S. government debt securities.


   - Zero coupon securities and discount notes do not pay interest, and they may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes than other securities with comparable maturities that pay interest in cash at regular intervals. In addition, the Fund may lose a portion of the principal amount of a zero coupon security if it sells the security after an increase in interest rates.


   - Unrated securities or securities rated below investment grade may be subject to a greater market risk than higher rated (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions.

   - The market for debt securities may be subject to significant volatility, and volatility has generally increased in recent years.

RISKS OF INVESTING IN ALLOCATION FUNDS

When you invest in a composite or asset allocation fund, you should consider that:

   - The fund has market risk and credit risk based on the asset classes (stocks, bonds, money market instruments) in which it invests. As a result, you may lose money from your investment, or your investment may increase in value.

   - Different asset classes may have different investment performance, and the positive performance of one class may be offset in whole or in part by the negative performance of another asset class.

SPECIFIC INVESTMENTS OR STRATEGIES, AND RELATED RISKS

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

OPTIONS AND FUTURES CONTRACTS


INVESTMENT STRATEGIES. All of the Funds except the Allocation Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.


A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

   - When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

   - When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

RISKS FROM OPTIONS AND FUTURES CONTRACTS. Risks to a Fund in options and futures transactions include:

   - The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

   - A Fund purchasing an option may lose the entire amount of the premium plus transaction costs.

   - If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.

ZERO COUPON SECURITIES AND DISCOUNT NOTES

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America Fund and the Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations, the U.S. Government or certain U.S. Government agencies. Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity.


RISKS FROM ZERO COUPON SECURITIES AND DISCOUNT NOTES. Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the market place than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.


REDEEMABLE SECURITIES

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer. The All America Fund and Aggressive Equity Fund intend to invest a small percentage of their total assets in ADRs.

ADRs are subject to many of the same risks as foreign securities, such as possible:

   -  unavailability of financial information,

   -  changes in currency or exchange rates, and

   - difficulty by the Adviser or a Subadviser in assessing economic or political trends in a foreign country.

MORTGAGE-BACKED SECURITIES

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. These securities represent interests in pools of mortgage loans, or they may be collateralized mortgage obligations secured by pools of mortgage loans (CMOS). Holders of mortgage-backed securities receive periodic payments that consist of both interest and principal from the underlying mortgages.

Some mortgage-backed securities are issued by private corporations. Mortgage-backed securities also include securities guaranteed by the Government National Mortgage Association (GINNIE MAES), securities issued by the Federal National Mortgage Association (FANNIE MAES), and participation certificates issued by the Federal Home Loan Mortgage Corporation (FREDDIE MACS). The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government (FULL FAITH AND CREDIT) in the case of Ginnie Maes, but Fannie Maes and Freddie Macs are not full faith and credit obligations.

RISKS FROM MORTGAGE-BACKED SECURITIES. Characteristics of underlying mortgage pools will vary, and it is not possible to precisely predict the realized yield or average life of a particular mortgage-backed security, because of the principal prepayment feature inherent in the security.

   - A decline in interest rates may lead to increased prepayment of the underlying mortgages, and the securityholder may have to reinvest proceeds received at lower yields. Unscheduled or early payments on the underlying mortgages may shorten the effective maturity of a mortgage-backed security and impact the yield and price of the security.


   - An increase in interest rates may lead to prepayment of the underlying mortgages over a longer time period than was assumed when the mortgage-backed security was purchased, and the securityholder may not receive expected levels of payments to reinvest at higher rates of return. Delay in payments on the underlying mortgages may lengthen the effective maturity of the security and impact the price and yield of the security.


   - Mortgage-backed securities issued by private corporations generally will have more credit risk than securities issued by U.S. Government agencies. Fannie Mae and Freddie Mac mortgage-backed securities, which are not full faith and credit obligations, may have more credit risk than Ginnie Mae securities.

INFORMATION ABOUT FUND SHARES


PRICING OF FUND SHARES

The purchase or redemption price of a Fund share is equal to its net asset value ("NAV") that we next calculate after we receive the purchase or redemption order. Orders received by the Separate Account sponsor on a business day prior to the close of regular trading on The New York Stock Exchange and communicated to the Fund or its Transfer Agent prior to 9:00 a.m. Eastern Time on the following business day will be effected at the NAV determined on the business day when the order was received by the Separate Account. A Fund's net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund's net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a VALUATION DAY). The Exchange usually closes at 4.00 pm Eastern Time but sometimes closes earlier.


In determining a Fund's net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

PURCHASE OF SHARES


The Investment Company offers shares in the Funds only to Mutual of America Life Insurance Company ("the Insurance Company"), without sales charge, for allocation to its Separate Accounts. Acceptance by the Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company. In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.


REDEMPTION OF SHARES


The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions. We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.


DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund's net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.


The Insurance Company, through the Separate Accounts, is the shareholder of the Investment Company's Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company's shares.


A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Funds' financial performance for the past five years, or for the period of a Fund's operations if shorter. The Allocation Funds cover the partial year 2003 because they commenced operations on May 20, 2003. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for 2003 and 2002 has been audited by KPMG LLP, whose report, along with the Investment Company's financial statements, are included in the annual report, which is available upon request. Prior to 2002, the Company's financial statements were audited by another independent auditor, which has ceased operations.


The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.

EQUITY INDEX FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.54    $     2.02    $     2.37    $     2.88    $     2.45
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .03           .03           .03           .06           .03
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .41          (.48)         (.31)         (.32)          .48
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .44          (.45)         (.28)         (.26)          .51
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions
  From net investment income                                    (.03)         (.03)         (.03)         (.03)         (.03)
  From capital gains                                              --            --          (.04)         (.22)         (.05)
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.03)         (.03)         (.07)         (.25)         (.08)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.95    $     1.54    $     2.02    $     2.37    $     2.88
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                              28.3         -22.1         -12.2          -9.0          20.6

Net Assets, End of Year ($ millions)                      $      618    $      390    $      464    $      499    $      583
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .13           .13           .13           .13           .13
Ratio of Net Investment Income to Average Net Assets(%)         1.65          1.49          1.24          1.09          1.34
Portfolio Turnover Rate(%)(a)                                    .89          7.36         10.06         10.78          6.89


----------
(a)  Portfolio turnover rate excludes all short-term securities.
(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement by the Adviser.

(c) Expense ratio presented is limited to the Fund's investment advisory fee. In 2003, the expense ratio before the Adviser's expense reimbursement to the Equity Index Fund was .21%. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy with the Funds.

ALL AMERICA FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.60    $     2.09    $     2.54    $     3.37    $     2.90
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .01           .03           .02           .03           .02
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .52          (.50)         (.46)         (.19)          .72
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .53          (.47)         (.44)         (.16)          .74
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                    (.01)         (.02)         (.01)         (.02)         (.03)
  From capital gains                                              --            --            --          (.65)         (.24)
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.01)         (.02)         (.01)         (.67)         (.27)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     2.12    $     1.60    $     2.09    $     2.54    $     3.37
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                              33.0         -22.4         -17.4          -5.0          25.8

Net Assets, End of Year ($ millions)                      $      492    $      421    $      604    $      771    $      886
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .50           .50           .50           .50           .50
Ratio of Net Investment Income to Average Net Assets(%)          .84           .80           .70           .64           .73
Portfolio Turnover Rate(%)(a)                                  76.73         85.27         75.93         90.00         30.03


MID-CAP EQUITY INDEX FUND


                                                                             PERIOD ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999*
                                                          ----------    ----------    ----------    ----------    ----------
Net Asset Value, Beginning of Period                      $      .97    $     1.16    $     1.21    $     1.11    $     1.00
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .01           .01           .01           .02           .01
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .33          (.18)         (.03)          .17           .11
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .34          (.17)         (.02)          .19           .12
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions
  From net investment income                                    (.01)           --          (.01)         (.01)         (.01)
  From capital gains                                              --          (.02)         (.02)         (.08)           --
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.01)         (.02)         (.03)         (.09)         (.01)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.30    $      .97    $     1.16    $     1.21    $     1.11
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                              35.2         -15.2          -1.1          16.7          11.8**

Net Assets, End of Year ($ millions)                      $      217    $      114    $      112    $       95    $       34
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .13           .13           .13           .13           .13***
Ratio of Net Investment Income to Average Net Assets(%)         1.06          1.00          1.13          1.65          1.70***
Portfolio Turnover Rate(%)(a)                                   7.87         28.11         34.78         50.10         31.67**


----------
   * The Fund commenced operations on May 3, 1999.

  ** Total Return and Portfolio Turnover Rate are not annualized.

 *** Annualized.
(a)  Portfolio turnover rate excludes all short-term securities.
(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement by the Adviser.

(c) Expense ratios presented are limited to each Fund's investment advisory fee. In 2003, the expense ratio before the Adviser's expense reimbursement to the All America Fund and Mid-Cap Equity Index Fund was .61% and .22%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy with the Funds.

AGGRESSIVE EQUITY FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.24    $     1.56    $     1.76    $     2.16    $     1.51
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                         (.01)           --            --           .01            --
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .50          (.32)         (.19)         (.04)          .65
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .49          (.32)         (.19)         (.03)          .65
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                      --            --          (.01)         (.01)           --
  From capital gains                                              --            --            --          (.36)           --
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                          --            --          (.01)         (.37)           --
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.73    $     1.24    $     1.56    $     1.76    $     2.16
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                              39.4         -20.5         -10.6          -1.2          43.3

Net Assets, End of Year ($ millions)                      $      371    $      238    $      295    $      309    $      278
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .85           .85           .85           .85           .85
Ratio of Net Investment Income to Average Net Assets(%)          .48          -.13           .18           .61           .01
Portfolio Turnover Rate(%)(a)                                 200.77        204.53        221.49        162.44        134.62



COMPOSITE FUND



                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.22    $     1.37    $     1.60    $     1.91    $     1.78
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .03           .02           .06           .10           .06
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .18          (.13)         (.23)         (.11)          .21
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .21          (.11)         (.17)         (.01)          .27
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                    (.03)         (.02)         (.04)         (.07)         (.06)
  From capital gains                                              --          (.02)         (.02)         (.23)         (.08)
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.03)         (.04)         (.06)         (.30)         (.14)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.40    $     1.22    $     1.37    $     1.60    $     1.91
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                              1.82          -7.5         -11.0           -.5          15.2

Net Assets, End of Year ($ millions)                      $      259    $      225    $      272    $      341    $      364
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .50           .50           .50           .50           .50
Ratio of Net Investment Income to Average Net Assets(%)         2.59          3.37          3.64          3.36          3.23
Portfolio Turnover Rate(%)(a)                                 177.43        204.99        248.42        161.01         99.41


----------
(a)  Portfolio turnover rate excludes all short-term securities.
(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement by the Adviser.

(c) Expense ratios presented are limited to each Fund's investment advisory fee. In 2003, the expense ratio before the Adviser's expense reimbursement to the Aggressive Equity Fund and Composite Fund was .94% and .63%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy with the Funds.

BOND FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.27    $     1.30    $     1.31    $     1.30    $     1.42
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .07           .09           .13           .15           .10
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                 .02          (.01)         (.01)         (.04)         (.12)
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .09           .08           .12           .11          (.02)
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                    (.07)         (.08)         (.13)         (.10)         (.10)
  From capital gains                                              --          (.03)           --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.07)         (.11)         (.13)         (.10)         (.10)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.29    $     1.27    $     1.30    $     1.31    $     1.30
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                               6.7           6.8           8.7           8.9          -1.9

Net Assets, End of Year ($ millions)                      $      349    $      437    $      404    $      513    $      466
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .50           .50           .50           .50           .50
Ratio of Net Investment Income to Average Net Assets(%)         5.10          6.38          7.19          7.40          7.11
Portfolio Turnover Rate(%)(a)                                  72.09         76.91          9.25         18.42         29.32


MID-TERM BOND FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $      .98    $      .91    $      .85    $      .87    $      .91
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .03           .03           .03           .08           .05
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                  --           .07           .06          (.05)         (.04)
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .03           .10           .09           .03           .01
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                    (.04)         (.03)         (.03)         (.05)         (.05)
  From capital gains                                            (.01)           --            --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.05)         (.03)         (.03)         (.05)         (.05)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $      .96    $      .98    $      .91    $      .85    $      .87
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                               2.8           9.7          10.4           4.8           1.4

Net Assets, End of Year ($ millions)                      $       75    $       88    $       44    $       14    $       13
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .50           .50           .50           .50           .50
Ratio of Net Investment Income to Average Net Assets(%)         3.23          4.11          5.16          6.26          5.75
Portfolio Turnover Rate(%)(a)                                  41.55        106.79          6.38         10.57         10.28


----------
(a)  Portfolio turnover rate excludes all short-term securities.
(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement by the Adviser.

(c) Expense ratios presented are limited to each Fund's investment advisory fee. In 2003, the expense ratio before the Adviser's expense reimbursement to the Bond Fund and Mid-Term Bond Fund was .60% and .64%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy with the Funds.

SHORT-TERM BOND FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.05    $     1.03    $     1.01    $      .99    $     1.03
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .04            03           .06           .09           .09
  Net Gains (or Losses) on Securities (realized and
     unrealized)                                                (.02)          .02           .02          (.01)         (.04)
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                            .02           .05           .08           .08           .05
                                                          ----------    ----------    ----------    ----------    ----------
Less Dividend Distributions:
  From net investment income                                    (.04)         (.03)         (.06)         (.06)         (.09)
  From capital gains                                              --            --            --            --            --
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.04)         (.03)         (.06)         (.06)         (.09)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.03    $     1.05    $     1.03    $     1.01    $      .99
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                               1.7           5.0           7.4           7.8           4.2

Net Assets, End of Year ($ millions)                      $       29    $       38    $       16    $       12    $       12
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .50           .50           .50           .50           .50
Ratio of Net Investment Income to Average Net Assets(%)         2.88          4.19          5.79          6.10          5.48
Portfolio Turnover Rate(%)(a)                                  70.34         38.75         60.13         45.01         44.68


MONEY MARKET FUND


                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                             2003          2002          2001          2000          1999
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF YEAR                        $     1.19    $     1.19    $     1.20    $     1.19    $     1.18
                                                          ----------    ----------    ----------    ----------    ----------
Income From Investment Operations:
  Net Investment Income                                          .01           .02           .07           .07           .06
  Net Gains or Losses on Securities (realized and
     unrealized)                                                (.01)           --          (.01)           --            --
                                                          ----------    ----------    ----------    ----------    ----------
     Total From Investment Operations                             --           .02           .06           .07           .06
                                                          ----------    ----------    ----------    ----------    ----------
Less: Dividend Distributions From
  Net Investment Income                                         (.01)         (.02)         (.07)         (.06)         (.05)
                                                          ----------    ----------    ----------    ----------    ----------
     Total Distributions                                        (.01)         (.02)         (.07)         (.06)         (.05)
                                                          ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF YEAR                              $     1.18    $     1.19    $     1.19    $     1.20    $     1.19
                                                          ==========    ==========    ==========    ==========    ==========

Total Return(%)(b)                                               0.9           1.5           3.9           6.2           5.1

Net Assets, End of Year ($ millions)                      $       74    $       93    $       94    $      141    $       74
Ratio of Expenses to Average Net Assets after Expense
  Reimbursement(%)(c)                                            .25           .25           .25           .25           .25
Ratio of Net Investment Income to Average Net Assets(%)          .90          1.48          4.12          6.17          4.93
Portfolio Turnover Rate(%)(a)                                    N/A           N/A           N/A           N/A           N/A


----------
N/A = Not Applicable
(a)  Portfolio turnover rate excludes all short-term securities.
(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement by the Adviser.

(c) Expense ratios presented are limited to each Fund's investment advisory fee. In 2003, the expense ratio before the Adviser's expense reimbursement to the Short-Term Bond Fund and Money Market Fund was .82% and .38%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2004 and continues into the successive calendar year unless the Adviser gives adequate notice to terminate or modify its expense limitation policy with the Funds.

ALLOCATION FUNDS



                                                                 CONSERVATIVE       MODERATE        AGGRESSIVE
                                                                ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND
                                                                ---------------  ---------------  ---------------
                                                                    2003(b)          2003(b)          2003(b)
                                                                ---------------  ---------------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     1.00       $     1.00       $     1.00
                                                                  ----------       ----------       ----------
Income From Investment Operations:
  Net Investment Income (Loss)                                           .01              .01              .03
  Net Gains (or Losses) on Securities realized and
     unrealized                                                          .05              .11              .17
                                                                  ----------       ----------       ----------
     Total From Investment Operations                                    .06              .12              .20
                                                                  ----------       ----------       ----------
Less Dividend Distributions:
  From Net Investment Income                                            (.01)            (.01)            (.01)
  From Capital Gains                                                    (.04)            (.03)            (.02)
                                                                  ----------       ----------       ----------
     Total Distributions                                                (.05)            (.04)            (.03)
                                                                  ----------       ----------       ----------
NET ASSET VALUE, END OF PERIOD                                    $     1.01       $     1.08       $     1.17
                                                                  ==========       ==========       ==========

Total Return(%)(c)                                                       5.3             11.7             19.2

Net Assets, End of Period ($ millions)                                     3               15               11
Ratio of Expenses to Average Net Assets (%)(d)(e)                          0                0                0
Ratio of Net Investment Income to Average Net Assets(%)(d)              8.59             8.85             6.48
Portfolio Turnover Rate(%)(a)(c)                                       66.44            18.44            26.92


----------

(a)  Portfolio turnover rate excludes all short-term securities.
(b)  Commenced operations May 20, 2003.
(c)  Not annualized.
(d)  Annualized.
(e)  Excludes expenses of the underlying funds.

                      (This page intentionally left blank)

                               INVESTMENT COMPANY

                    Mutual of America Investment Corporation


                               INVESTMENT ADVISER

                Mutual of America Capital Management Corporation


                SUBADVISER FOR A PORTION OF THE ALL AMERICA FUND

                              Oak Associates, Ltd.


                                    CUSTODIAN

                               JPMorgan Chase Bank


                                     COUNSEL

                               Shearman & Sterling

MUTUAL OF AMERICA INVESTMENT CORPORATION


320 PARK AVENUE, NEW YORK, NEW YORK 10022-6839



YOU MAY OBTAIN MORE INFORMATION

REGISTRATION STATEMENT. We have filed with the Securities and Exchange Commission (the COMMISSION) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits. You may examine and copy the Registration Statement at the Commission's Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the Investment Company and its Funds. We incorporate the SAI into this Prospectus by reference.

SEMI-ANNUAL AND ANNUAL REPORTS. Additional information about the Funds' investments is available in the Investment Company's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion (for all Funds except the Money Market Fund) of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

HOW TO OBTAIN THE SAI AND REPORTS. You may obtain a free copy of the SAI or of the Investment Company's most recent annual and semi-annual financial statements, by:


   - writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839, Attn: Christopher Miseo, Senior Vice President, or

   - calling 1-800-468-3785 and asking for Mutual of America Investment Corporation.


The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company's Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the Commission's Public Reference Section, Washington, DC 20549-6009.

WHERE TO DIRECT QUESTIONS. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company.

INTENDED USE. This prospectus is intended to be used in connection with variable annuity and variable life insurance products issued by Mutual of America Life Insurance Company, and also in connection with certain variable products issued by its former subsidiary company, The American Life Insurance Company of New York.

INVESTMENT COMPANY ACT OF 1940 ACT FILE NUMBER 811-5084



PROSPECTUS DATED MAY 1, 2004

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY


320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    320 PARK AVENUE, NEW YORK, NEW YORK 10022
                                  800-468-3785

                    EQUITY INDEX FUND            MID-TERM BOND FUND
                    ALL AMERICA FUND             SHORT-TERM BOND FUND
                    MID-CAP EQUITY INDEX FUND    MONEY MARKET FUND
                    AGGRESSIVE EQUITY FUND       AGGRESSIVE ALLOCATION FUND
                    COMPOSITE FUND               MODERATE ALLOCATION FUND
                    BOND FUND                    CONSERVATIVE ALLOCATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2004

This Statement of Additional Information is not a prospectus. You should read it in conjunction with the Mutual of America Investment Corporation Prospectus dated May 1, 2004, and you should keep it for future use. The Investment Company's audited financial statements, and the independent auditors' report thereon, included in its most recent annual report to shareholders are incorporated by reference and made a part of this SAI.


Copies of the Prospectus and most recent shareholder report are available to you at no charge. To obtain a copy of either document, you may write to the Mutual of America Investment Corporation at the above address or call the toll-free telephone number listed above.

                                TABLE OF CONTENTS


                                                                     PAGE
                                                                     ----
Investment Company's Form of Operations                                2
  Investment Strategies and Related Risks                              2
  Additional Permitted Investments                                     2
  Additional Investment Strategies                                     5
  Additional Information about Specific Types of Securities            9
  Insurance Law Restrictions                                          13
Fundamental Investment Restrictions                                   13
Non-Fundamental Investment Policies                                   14
Management of the Investment Company                                  16
Investment Advisory Arrangements                                      18
Portfolio Transactions and Brokerage                                  21
Purchase, Redemption and Pricing of Shares                            23
Taxation of the Investment Company                                    24
Distribution Arrangements                                             25
Yield and Performance Information                                     25
Description of Corporate Bond Ratings                                 28
Independent Auditors                                                  29
Legal Matters                                                         29
Custodian                                                             30
Use of Standard & Poor's Indices                                      30

                     INVESTMENT COMPANY'S FORM OF OPERATIONS

HISTORY AND OPERATING FORM

Mutual of America Investment Corporation (the INVESTMENT COMPANY) was formed on February 21, 1986 as a Maryland corporation. It is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 ACT). The Investment Company is a successor to Separate Account No. 2 of Mutual of America Life Insurance Company (MUTUAL OF AMERICA).

The Investment Company issues separate classes (or series) of stock, each of which represents a separate Fund of investments. There are currently twelve
Funds: the Equity Index Fund, All America Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Bond Fund, Mid-Term Bond Fund, Short-Term Bond Fund, Money Market Fund, Aggressive Allocation Fund, Moderate Allocation Fund and Conservative Allocation Fund. Prior to May 1, 1994, the All America Fund was known as the Stock Fund, had different investment objectives and did not have any subadvisers.

OFFERING OF SHARES

The Investment Company offers Fund shares only to separate accounts of Mutual of America and to certain separate accounts of Mutual of America's former indirect wholly-owned subsidiary, The American Life Insurance Company of New York (AMERICAN LIFE). In this Statement of Additional Information, Mutual of America and American Life are referred to as the Insurance Companies and the separate accounts of the Insurance Companies are referred to as the SEPARATE ACCOUNTS.

Contractholders, participants and policyowners of variable annuity contracts and variable life policies issued by the Insurance Companies allocate their contributions and premiums to funds of the separate accounts that purchase shares in the corresponding Funds of the Investment Company. The Allocation Funds are not available to the American Life Separate Accounts. The Insurance Companies are the record holders of the Investment Company Funds' shares.

DESCRIPTION OF SHARES

The authorized capital stock of the Investment Company consists of three billion five hundred million shares of common stock, $.01 par value. The Investment Company currently has twelve classes of common stock, with each class representing a Fund. The Investment Company may establish additional Funds and may allocate its authorized shares either to new classes or to one or more of the existing classes.

All shares of common stock, of whatever class, are entitled to one vote. The votes of all classes are cast on an aggregate basis, except that if the interests of the Funds differ, the voting is on a Fund-by-Fund basis. Examples of matters that would require a Fund-by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement or a Subadvisory Agreement for the Fund. The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of that Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Accrued liabilities that are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, the other Funds could be liable for the excess.

                     INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus describes each Fund's principal investment strategy(ies) and the related risks. You should refer to "Summary of How Our Funds Invest" and "Details about How Our Funds Invest and Related Risks" in the Prospectus to learn about those strategies and risks.

ADDITIONAL PERMITTED INVESTMENTS

The Investment Company's Funds may use investment strategies and purchase types of securities in addition to those discussed in the Prospectus.

EQUITY INDEX FUND AND MID-CAP EQUITY INDEX FUND: In addition to common stocks and futures contracts, the Funds may invest in:

     -    money market instruments, and

     -    U.S. Government and U.S. Government agency obligations.

ALL AMERICA FUND: In addition to common stocks, the Adviser and the Subadviser who manage approximately 40% of the net assets of the All America Fund (the ACTIVE ASSETS) may invest assets in:

     - securities convertible into common stocks, including warrants and convertible bonds,

     -    bonds,

     -    money market instruments,

     -    U.S. Government and U.S. Government agency obligations,

     -    foreign securities and ADRs,

     -    futures and options contracts, and

     -    preferred stock.

The portion of the All America Fund invested to replicate the S&P 500 Index (the INDEXED ASSETS) also may be invested in:

     -    money market instruments, and

     -    U.S. Government and U.S. Government agency obligations.

The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadviser.

AGGRESSIVE EQUITY FUND: In addition to common stocks, the Aggressive Equity Fund may invest in:

     - securities convertible into common stocks, including warrants and convertible bonds,

     -    bonds,

     -    money market instruments,

     -    U.S. Government and U.S. Government agency obligations,

     -    foreign securities and ADRs,

     -    futures and options contracts, and

     -    preferred stock.

COMPOSITE FUND: In addition to common stocks, the equity portion of the Composite Fund may be invested in:

     -    securities convertible into common stocks, including warrants,

     -    preferred stock,

     -    money market instruments,

     -    U.S. Government and U.S. Government agency obligations,

     -    foreign securities and ADRs, and

     -    futures and options contracts.

In addition to investment grade debt securities of the type described in the Prospectus, the fixed-income portion of the Composite Fund may be invested in:

     -    asset-backed securities,

     -    money market instruments,

     -    non-investment grade securities,

     -    foreign securities,

     -    options, futures contracts and options on futures contracts, and

     -    equipment trust certificates.

BOND FUND, MID-TERM BOND FUND AND SHORT-TERM BOND FUND (THE "BOND FUNDS"): In addition to investment grade debt securities of the type described in the Prospectus, each Bond Fund may invest in:

     -    asset-backed securities,

     -    non-investment grade securities, for up to 20% of its assets,

     -    foreign securities,

     -    cash and money market instruments,

     - stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached to fixed income securities,

     -    preferred stock,

     -    options, futures contracts and options on futures contracts, and

     -    equipment trust certificates.

MONEY MARKET FUND: In addition to commercial paper and U.S. Treasury Bills, the Fund may invest in any of the following kinds of money market instruments, payable in United States dollars:

     - securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality;

     - negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks, which at the time of their most recent annual financial statements show assets in excess of $5 billion;

     - certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $1 billion;

     - repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances;

     -    variable amount floating rate notes; and

     -    debt securities issued by a corporation.

The Money Market Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities.

Under the Money Market Fund's investment policy, MONEY MARKET INSTRUMENTS AND OTHER SHORT-TERM DEBT SECURITIES means securities that have a remaining term to maturity of up to 13 months (25 months in the case of government securities). The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

The securities in the Money Market Fund must meet the following quality requirements --

     - All of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies; and

     - At least 95% of the securities held by the Money Market Fund must have received (or be of comparable quality to securities which have received), at the time of purchase, a rating in the highest category by any two such rating agencies.

The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any U.S. government security) that has not received a rating or that has been rated by only one rating agency. The Fund will sell any securities that are subsequently downgraded below the two highest categories as soon as practicable, unless the Board of Directors determines that sale of those securities would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject to puts from, any one issuer (other than U.S. government securities and repurchase agreements fully collateralized by U.S. government securities) provided that (a) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has purchased an unconditional put and (b) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

ALLOCATION FUNDS: In addition to shares of other Funds of the Investment Company, the Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds may each invest in:

     - securities issued or guaranteed by the U.S. Government or a U.S. Government agency or instrumentality; and

     -    commercial paper and other short-term paper as defined in the 1940
          Act.

ADDITIONAL INVESTMENT STRATEGIES

LENDING OF SECURITIES

The Funds have the authority to lend their securities. The Funds will not lend any securities until the Investment Company's Board of Directors approves a form of securities lending agreement. Refer to "FUNDAMENTAL INVESTMENT RESTRICTIONS", paragraph 9, and "Non-Fundamental Investment Policies", paragraph 9, for descriptions of the fundamental and current restrictions on lending by the Funds.

Upon lending securities, a Fund must receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser. The collateral amount at all times while the loan is outstanding must be maintained in amounts equal to at least 100% of the current market value of the loaned securities.

The Fund will continue to receive interest or dividends on the securities lent. In addition, it will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. A Fund will have the right to terminate a securities loan at any time. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights.

Loans of securities will be made only to firms that the Adviser deems creditworthy. There are risks of delay in recovery and even loss of rights in the collateral, however, if the borrower of securities defaults, becomes the subject of bankruptcy proceedings or otherwise is unable to fulfill its obligations or fails financially.

REPURCHASE AGREEMENTS

The Funds have the authority to enter into repurchase agreements. A Fund may not invest more than 10% of its total assets in repurchase agreements or time deposits that mature in more than seven days. The Funds will not enter into any repurchase agreements until the Investment Company's Board of Directors approves a form of Repurchase Agreement and authorizes entities as counterparties.

Under a repurchase agreement, a Fund acquires underlying debt instruments for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory. Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

A seller of a repurchase agreement could default and not repurchase from a Fund the security that is the subject of the agreement. The Fund would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. There is a risk that if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes, if the Fund did not have actual or book entry possession of the security.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES

The Funds may from time to time in the ordinary course of business purchase fixed income securities on a when-issued or delayed delivery basis, which means that at the time of purchase the price and yield are fixed, but payment and delivery occur at a future date. Upon purchase of a when-issued or delayed delivery security, a Fund will record the transaction and include the security's value in determining its net asset value and will segregate cash, cash equivalents or other liquid securities in an amount sufficient to pay the purchase price of the security upon delivery. When the security is delivered to the Fund, its market value may be more or less than the purchase price. A Fund will enter into commitments for when-issued or delayed delivery securities only when it intends to acquire the securities, but if it does sell securities before delivery, the Fund may have a capital gain or loss.

RULE 144A INVESTMENTS, SECTION 4(2) COMMERCIAL PAPER AND ILLIQUID SECURITIES

Each Fund, with respect to not more than 10% of its total assets, may purchase securities that are not readily marketable, or are "illiquid". Repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice are considered illiquid. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities. When a Fund determines to sell an illiquid security within a relatively short time period, it may have to accept a lower sales price than if the security were readily marketable. Refer to "Non-Fundamental Investment Policies", paragraph 10. The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted by the Board of Directors of the Investment Company. Securities that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the 1933 ACT) shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

OPTIONS AND FUTURES CONTRACTS

Each of the Funds other than the Asset Allocation Funds may purchase and sell options and futures contracts, as described below. Refer to "Non-Fundamental Investment Policies" below, paragraph 1, for a description of the current restrictions on the Funds' purchase of options and futures contracts.

Each Fund may sell a call option contract on a security it holds in its portfolio (called a covered call), and it may buy a call option contract on the security to close out a position created by the sale of a covered call.

     - A CALL OPTION is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for writing a covered call option, a Fund (the seller) receives from the purchaser a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period.

Each Fund may buy a put option contract on a security it holds in its portfolio, and it may sell a put option contract on the security to close out a position created by the purchase of the put option contract.

     - A PUT OPTION is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid.


Each Fund may purchase and sell futures contracts, and purchase options on futures contracts, on fixed-income securities or on an index of securities, such as the Standard & Poor's 100(R) Index, the Standard & Poor's 500(R) Index or the New York Stock Exchange Composite Index.


     - A FUTURES CONTRACT ON FIXED INCOME SECURITIES requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission, such as the Chicago Board of Trade.

     - An OPTION ON A FUTURES CONTRACT PROVIDES the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

     - A Fund does not pay or receive a payment upon its purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin."

     - While a futures contract is outstanding, there will be subsequent payments, called "maintenance margin", to and from the broker. These payments will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making, the long and short positions in the futures contract more or less valuable. This process is known as "mark to market". At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract and may require additional transaction costs. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

A Fund may use futures contracts to protect against general increases or decreases in the levels of securities prices, in the manner described below.

     - When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund's net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

          - A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, that would cause a decline in the value of fixed-income securities held in the Fund's portfolio.

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          -    A Fund may sell stock index futures contracts in anticipation of a general market wide decline that would reduce the value of its portfolio of stocks.

     - When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

     - Instead of purchasing or selling futures contracts, a Fund may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired.

          - Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs.

          - As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures.

     - The Funds also may purchase put options on securities or stock indexes for the same types of securities for hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts.

     - In addition, the Funds may write call options on portfolio securities or on stock indexes for the purpose of increasing their returns and/or to protect the value of their portfolios.

          - When a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written.

          - If the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium.

          - A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

RISKS IN FUTURES AND OPTIONS TRANSACTIONS INCLUDE THE FOLLOWING:

     - There may be a lack of liquidity, which could make it difficult or impossible for a Fund to close out existing positions and realize gains or limit losses.

          The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits," established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts may also be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

     - The securities held in a Fund's portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

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     -    A Fund purchasing an option may lose the entire amount of the premium plus related transaction costs. - For options on futures contracts, changes in the value of the underlying futures contract may not be fully reflected in the value of the option.

     - With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.

     - In writing a covered call option on a security or a stock index, a Fund may incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

     - The opening of a futures position and the writing of an option are transactions that involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses.

ADDITIONAL INFORMATION ABOUT SPECIFIC TYPES OF SECURITIES

NON-INVESTMENT GRADE SECURITIES

The Bond Funds may purchase non-investment grade debt securities. In addition, the Bond Funds and the other Funds that purchase debt securities may hold a security that becomes non-investment grade as a result of impairments of the issuer's credit.

Fixed-income securities that are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, are commonly known as non-investment grade securities or "junk bonds". Junk bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in non-investment grade securities involves substantial risk. Junk bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings, such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Junk bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of junk bonds will be satisfied only after satisfaction of the claims of senior security holders.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of junk bonds than on higher-rated fixed-income securities. Junk bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, and the market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for junk bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices that a Fund may receive for any non-investment grade bonds to be reduced, or might cause a Fund to experience difficulty in liquidating a portion of its portfolio.

U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY OBLIGATIONS

All of the Funds may invest in U.S. Government and U.S. Government agency obligations. Some of these securities also may be considered money market instruments. Some also may be mortgage-backed securities or zero coupon securities.

U.S. GOVERNMENT OBLIGATIONS: These securities are issued or guaranteed as to principal and interest by the United States Government. They include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes at the time of issuance have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

U.S. GOVERNMENT AGENCY OBLIGATIONS: Agencies of the United States Government that issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing

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Association, Maritime Administration, Small Business Administration and the
Tennessee Valley Authority. Instrumentalities of the United States Government that issue or guarantee obligations include, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives.

Some of the securities issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while others are supported only by the credit of the instrumentality that issued the obligation.

MONEY MARKET INSTRUMENTS

All of the Funds may purchase money market instruments, which include the following.

CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate, for which no negotiable certificate is received.

BANKERS' ACCEPTANCE. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

VARIABLE AMOUNT FLOATING RATE NOTES. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

TREASURY BILLS. See "U.S. Government and U.S. Government Agency Obligations" above.

Because the Money Market Fund and the other Funds generally will purchase only money market instruments that are rated high quality and have short terms to maturities, these money market instruments are considered to have low levels of market risk and credit risk.

ZERO COUPON SECURITIES AND DISCOUNT NOTES; REDEEMABLE SECURITIES

The Bond Funds and the fixed income portion of the Composite Fund, and the All America Fund and Aggressive Equity Fund to the extent they invest in fixed income securities, may invest in discount notes and zero coupon securities. Discount notes mature in one year or less from the date of issuance. Zero coupon securities may be issued by corporations or by certain U.S. Government agencies.

Discount notes and zero coupon securities do not pay interest. Instead, they are issued at prices that are discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS (ADRs)

In addition to investing in domestic securities, each of the Funds other than the Money Market Fund and the Asset Allocation Funds may invest in securities of foreign issuers, including securities traded outside the United States. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

The Investment Company has a non-fundamental investment policy that limits foreign securities, including foreign exchange transactions, and ADRs to 25% of a Fund's total assets. (See "Non-Fundamental Investment Policies", paragraph 2.) The Investment Company currently anticipates that no Fund will invest more than 10% of its total assets in foreign securities or foreign exchange transactions.

The Investment Company will consider special factors before investing in foreign securities and ADRs. These include:

     -    changes in currency rates or currency exchange control regulations,

     -    the possibility of expropriation,

     - the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards,

     - less liquidity and more volatility in foreign securities markets (not applicable to ADRs),

     -    the impact of political, social or diplomatic developments, and

     -    the difficulty of assessing economic trends in foreign countries.

The Funds could encounter greater difficulties in bringing legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher.

CONVERTIBLE SECURITIES

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in convertible securities. Convertible securities can be converted by the holder into common stock of the issuer, at the price and on the terms set forth by the issuer when the convertible securities are initially sold. Convertible securities normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

EQUIPMENT TRUST CERTIFICATES

The Bond Funds and the fixed income portion of the Composite Fund, may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates.

The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its total assets in equipment trust certificates.

ASSET-BACKED SECURITIES

The Bond Funds and the fixed income portion of the Composite Fund, may invest in securities backed by consumer or credit card loans or other receivables or may purchase interests in pools of such assets.

Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, and a Fund will have to invest prepayment proceeds at the prevailing lower interest rates. Asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. An increase in interest rates may result in prepayment at a rate slower than was assumed when the security was purchased. The creditworthiness of an issuer of asset-backed securities also may impact the value of the securities.

The Investment Company currently has a non-fundamental investment policy that no Fund will:

     -    invest more than 10% of its total assets in asset-backed securities,

     - invest in interest-only strips or principal-only strips of asset-backed securities, or

     - purchase the most speculative series or class of asset-backed securities issues.

MORTGAGE-BACKED SECURITIES

The Bond Funds and the fixed income portion of the Composite Fund, as well as the All America and Aggressive Equity Funds to the extent they invest in debt securities, may invest in mortgage-backed securities. You should refer to the discussion of Mortgage-Backed Securities in the Prospectus under "Details about How Our Funds Invest and Related Risks -- Specific Investments or Strategies and Related Risks".

The Investment Company currently has a non-fundamental investment policy that no Fund will:

     - if the Fund invests primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also considered to be U.S. Government or U.S. Government agency securities,

     - if the Fund invests primarily in equity securities, invest in mortgage-backed securities unless they are also considered to be U.S. Government Securities,

     - invest in interest-only strips or principal-only strips of mortgage-backed securities, or

     - purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues.

WARRANTS

The All America Fund and Bond Fund may acquire warrants. A warrant is an option to purchase common stock of an issuer and is issued in conjunction with another security, such as a debt obligation. A warrant specifies the price at which the holder may purchase shares of common stock and usually expires after a period of time. A warrantholder generally may pay cash for the common stock to be purchased or may surrender principal amount of the related debt security the warrantholder owns equal to the purchase price for the stock.

The common stock underlying a warrant may not increase in value after the date the warrant was issued, or may not increase up to the warrant exercise price. In this case, the warrant generally would have little value and could expire unexercised.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 5% of its assets in warrants.

PREFERRED STOCK

The All America Fund and Bond Fund may purchase preferred stock. A corporation may issue a form of equity security called preferred stock. Compared to common stock, preferred stock has advantages in the receipt of dividends and in the receipt of the corporation's assets upon liquidation. Preferred stockholders, however, usually do not have voting rights at meetings of the corporation's shareholders.

An issuer of preferred stock must pay a dividend to holders of preferred stock before it distributes a dividend to holders of common stock. When a corporation issues preferred stock, it sets a dividend rate, or a formula to determine the rate. If a corporation does not have sufficient earnings to pay the specified dividend to preferred stockholders, the unpaid dividend may accrue (cumulate) and become payable when the corporation's earnings increase. Bondholders, in contrast, are entitled to receive interest and principal due, regardless of the issuer's earnings.

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Some issues of preferred stock give the holder the right to convert the preferred stock into shares of common stock, when certain conditions are met. A holder of preferred stock that is not convertible, or of preferred stock that is convertible but has not met the conditions for conversion, does not share in the earnings of the issuer other than through the receipt of dividends on the preferred stock. The market value of convertible preferred stock generally fluctuates more than the market value of nonconvertible preferred stock, because the value of the underlying common stock will affect the price of the convertible stock.

Preferred stock has the risk that a corporation may not have earnings from which to pay the dividends as they become due. Even if a corporation is paying dividends, if the dividend rate is fixed (and not variable), changes in interest rates generally will affect the market value of the preferred stock in the same manner as for debt obligations.

The Investment Company currently has a non-fundamental investment policy that no Fund will invest more than 10% of its assets in preferred stock.

INSURANCE LAW RESTRICTIONS

Insurance laws and regulations in States where the Insurance Companies operate govern investments by Separate Accounts. If necessary in order for shares of the Investment Company's Funds to remain eligible investments for the Separate Accounts, a Fund may from time to time limit the amount of its investments in certain types of securities, such as foreign securities and debt or equity securities of certain issuers.

                       FUNDAMENTAL INVESTMENT RESTRICTIONS

THE FOLLOWING INVESTMENT RESTRICTIONS ARE FUNDAMENTAL POLICIES. The Funds may not change these policies unless a majority of the outstanding voting shares of each affected Fund approves the change. No Fund will:

1. underwrite the securities issued by other companies, except to the extent that the Fund's purchase and sale of portfolio securities may be deemed to be an underwriting;

2.   purchase physical commodities or contracts involving physical commodities;

3. based on its investments in individual issuers, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from investing more than 5% of its total assets in the securities of any one issuer, other than (i) securities issued or guaranteed by the United States Government or its agencies or instrumentalities ("U.S. Government Securities"), and (ii) securities of other registered investment companies; in addition the Money Market Fund will not invest in any securities that would cause it to fail to comply with applicable diversification requirements for money market funds under the 1940 Act and rules thereunder, as amended from time to time;

4. based on its investment in an issuer's voting securities, be non-diversified as defined under the 1940 Act, which currently restricts a Fund, with respect to 75% of the value of its total assets, from purchasing more than 10% of the outstanding voting securities of any one issuer other than (i) U.S. Government Securities, and (ii) securities of other registered investment companies, and imposes additional restrictions on the Money Market Fund;

5. issue senior securities, except as permitted under the 1940 Act and the rules thereunder as amended from time to time;

6. invest more than 25% of its assets in the securities of issuers in one industry, other than U.S. Government Securities, except that the Money Market Fund may invest more than 25% of its total assets in the financial services industry;

7. purchase real estate or mortgages directly, but a Fund may invest in mortgage-backed securities and may purchase the securities of companies whose businesses deal in real estate or mortgages, including real estate investment trusts;

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8.   borrow money, except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's borrowing to 33 1/3% of total assets (including the amount borrowed) minus liabilities (other than borrowings) and require the reduction of any excess borrowing within three business days; or

9. lend assets to other persons (with a Fund's entry into repurchase agreements or the purchase of debt securities not being considered the making of a loan), except to the extent permitted by the 1940 Act and rules thereunder, as amended from time to time, which currently limit a Fund's lending to 33 1/3% of its total assets, or pursuant to any exemptive relief granted by the SEC.

                       NON-FUNDAMENTAL INVESTMENT POLICIES

THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL POLICIES. They may be changed without shareholder approval by a vote of the Board of Directors of the Investment Company, subject to any limits imposed by the 1940 Act or applicable regulatory authorities and subject to each Fund's investment objectives and permitted investments. No Fund will:

1. purchase or sell options or futures contracts or options on futures contracts unless the options or contracts relate to U.S. issuers or U.S. stock indexes and are not for speculation, and in addition (i) a Fund may write only covered call options and may buy put options only if it holds the related securities, (ii) a Fund may invest in futures contracts to hedge not more than 20% of its total assets, and (iii) premiums paid on outstanding options contracts may not exceed 5% of the Fund's total assets;

2. invest in foreign exchange nor invest more than 25% of its total assets in securities of foreign issuers and American Depository Receipts (ADRs);

3. invest for the purpose of exercising control over management of an issuer (either separately or together with any other Funds);

4. make short sales, except when the Fund owns or has the right to obtain securities of equivalent kind and amount that will be held for as long as the Fund is in a short position;

5. if its investment policy is to invest primarily in equity securities, purchase mortgage-backed securities unless they are also U.S. Government Securities, or if its investment policy is to invest primarily in fixed income securities, invest more than 10% of its total assets in mortgage-backed securities that are not also U.S. Government Securities;

6. invest in the securities of any registered investment company except as permitted under the Investment Company Act of 1940 and the rules thereunder, as amended from time to time, or by any exemptive relief granted by the SEC, except that the Funds other than the Allocation Funds may not acquire any securities of registered open-end investment companies in reliance on the provisions of Section 12(d)(1)(F) or (G) of the 1940 Act;

7. purchase securities on margin, except that credits for the clearance of portfolio transactions and the making of margin payments for futures contracts and options on futures contracts shall not constitute the purchasing of securities on margin;

8. borrow money except for temporary or emergency purposes (not for investment or leveraging) or under any reverse repurchase agreement, provided that a Fund's aggregate borrowings may not exceed 10% of the value of the Fund's total assets and it may not purchase additional securities if its borrowings exceed that limit;

9.   lend more than 10% of its assets;

10. invest more than 10% of its total assets in securities that are considered to be illiquid because they are subject to legal or contractual restrictions on resale or are otherwise not readily marketable, including repurchase agreements and time deposits that do not mature within seven days but excluding Rule 144A securities and other restricted securities that are determined to be liquid pursuant to procedures adopted by the Board of Directors;

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11.  invest more than 5% of its total assets in equipment trust certificates;

12. invest more than 10% of its total assets in asset-backed securities or purchase the most speculative series or class of asset-backed securities issues;

13. purchase the most speculative series or class of collateralized mortgage obligation issues or other mortgage-backed securities issues;

14. invest in interest-only strips or principal only strips of asset-backed securities, mortgage-backed securities or other debt securities;

15.  invest more than 5% of its assets in warrants; or

16.  invest more than 10% of its assets in preferred stock.

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                      MANAGEMENT OF THE INVESTMENT COMPANY

DIRECTORS AND OFFICERS


The tables below show information about the Directors and officers of the Investment Company. The Directors of the Investment Company consist of six individuals, four of whom are not "interested persons" of the Investment Company as defined in the 1940 Act ("Independent Directors"). The Directors are responsible for the overall supervision of the Investment Company's operations and perform the various duties imposed on the directors of investment companies by the 1940 Act and the laws of Maryland. The Directors elect officers of the Investment Company. The address of each Director and officer is c/o the Investment Company, 320 Park Avenue, New York, New York 10022-6839.

The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders. called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Mr. Waide who is a Director of Mutual of America Institutional Funds, Inc., an affiliated registered management investment company. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

Mr. Altstadt does not serve as director of any other investment company advised by or affiliated with the Adviser. Mr. Waide is a director of Mutual of America Institutional Funds, Inc., which also receives investment advice from the Adviser. Accordingly, the Independent Directors and Mr. Altstadt oversee twelve portfolios in the same fund complex, and Mr. Waide oversees eighteen portfolios in the same fund complex and an affiliated fund complex.


INDEPENDENT DIRECTORS


                          LENGTH OF     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
NAME AND AGE              TIME SERVED   IN PAST FIVE YEARS                              HELD BY DIRECTOR
------------              -----------   ------------------                              ----------------
Peter J. Flanagan,        since 1992    Consultant and President Emeritus, Life         none
age 72                                  Insurance Council of New York, since 1998;
                                        prior thereto, President

Robert J. McGuire,        since 2/00    Attorney and Consultant, Morvillo,              Emigrant Savings Bank; GAM Funds, Inc.;
age 66                                  Abramowitz, Grand, Iason & Silberberg, P.C.     Brazilian Equity Fund (special litigation
                                        (law firm), since January 1998; President,      committee); Police Athletic League;
                                        Police Athletic League; President, Kroll        Volunteers of Legal Service; Office of the
                                        Associates (investigation and consulting)       Appellate Defender; Trump Hotels & Casino
                                        until 1997                                      Resorts; Trustee of Iona College

George Mertz,             since  1989   Retired, since September 1994                   none
age 74

Howard J. Nolan,          since 1989    President & CEO, United Way of San Antonio &    none
age 66                                  Bexar County

Patrick J. Waide, Jr.     since 2003    Senior Vice President, Administration,          Trustee, School for Ethical Education;
age 66                                  Sullivan & Company, until March, 1998;          American Federation for Aging Research,
                                        Director, Drucker Foundation, 1996-1999 and     Mutual of America Institutional Funds, Inc.
                                        President, 1999.

INTERESTED DIRECTORS


                          LENGTH OF     PRINCIPAL OCCUPATION(S)                         OTHER DIRECTORSHIPS
NAME, POSITION AND AGE    TIME SERVED   IN PAST FIVE YEARS                              HELD BY OFFICER
----------------------    -----------   ------------------                              ---------------
Manfred Altstadt          since 9/03    Senior Executive Vice President and Chief       Mutual of America; Mutual of America
Chairman, President,                    Financial Officer, Mutual of America, Mutual    Securities Corporation; Mutual of America
Chief Executive Officer,                of America Capital Management Corporation       Holding Company, Inc.; Fund Director and
age 54                                  and Mutual of America Holding Company, Inc.;    Treasurer, Calvary Hospital; Director
                                        Senior Executive Vice President, Chief          McQuade's Children's Services
                                        Financial Officer and Treasurer, Mutual of
                                        America Institutional Funds, Inc.



Mr. Altstadt is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.


OFFICERS


                           LENGTH OF     PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
NAME, POSITION AND AGE     TIME SERVED   IN PAST FIVE YEARS                             HELD BY OFFICER
----------------------     -----------   ------------------                             ---------------
Patrick A. Burns           since 1986    Senior Executive Vice President and General    Mutual of America; Mutual of America Holding
Senior Executive Vice                    Counsel, Mutual of America, Mutual of          Company, Irish American Legal and Education
President and General                    America Capital Management Corporation,        Research Foundation
Counsel,                                 Mutual of America Securities Corporation,
age 57                                   Mutual of America Holding Company, Inc. and
                                         Mutual of America Institutional Funds, Inc.

John R. Greed              since 9/03    Executive Vice President and Treasurer,        Mutual of America Holding Company, Inc.
Executive Vice President,                Mutual of America, Mutual of America Capital   Mutual of America Institutional Funds, Inc.
Chief Financial Officer                  Management Corporation and Mutual of America
and Treasurer,                           Holding Company, Inc.; Chairman, President
age 44                                   and Chief Executive Officer, Mutual of
                                         America Institutional Funds, Inc.

Thomas L. Martin           since 8/02    Senior Vice President and Associate General    none
Senior Vice President                    Counsel, Mutual of America
and Secretary,
age 54

The officers and directors of the Investment Company own none of its outstanding shares (as the Investment Company only offers shares to separate accounts of Mutual of America Life Insurance Company). The Investment Company has formed an Audit Committee consisting of all the independent directors. Mr. McGuire is the chairman of the Audit Committee and Mr. Waide is the Audit Committee Financial Expert.

Officers and Directors who are participants under group or individual variable accumulation annuity contracts issued by Mutual of America Life or American Life may allocate portions of their account balances to one or more of the Investment Company's Funds. Mr. Mertz, the Investment Company's officers and its interested director at December 31, 2003 each had $100,000 or more in accounts under such contracts. Mutual of America Life, through its Separate Accounts, owns 99.9% of the shares of the Funds.

Set forth below is a table showing compensation paid to the Independent Directors during 2003.



                           AGGREGATE            PENSION OR                        TOTAL COMPENSATION FROM
                       COMPENSATION FROM   RETIREMENT BENEFITS      ESTIMATED      INVESTMENT COMPANY AND
                          INVESTMENT        ACCRUED AS PART OF      BENEFITS           OTHER INVESTMENT
NAME OF DIRECTOR          COMPANY(1)          FUND EXPENSES      UPON RETIREMENT   COMPANIES IN COMPLEX(2)
----------------       -----------------   -------------------   ---------------  ------------------------
Peter J. Flanagan          $ 25,354               None                  None               $ 25,354
Robert J. McGuire          $ 24,643               None                  None               $ 24,643
George J. Mertz            $ 25,354               None                  None               $ 25,354
Howard J. Nolan            $ 24,643               None                  None               $ 24,643
Patrick J. Waide, Jr.            (3)                (3)                   (3)                    (3)


----------

(1) Directors who are not "interested persons" of the Investment Company received from the Investment Company an annual retainer of $16,000 in 2003 which was increased to $24,000 effective March 1, 2004 and a fee of $1,500 for each Board or Committee meeting they attend. In addition, they receive business travel and accident insurance and life insurance coverage of $75,000. The Audit Committee Chairman and Audit Committee Financial Expert receive an additional $500 for each committee meeting they attend commencing in February 2004.
(2) Directors who are not interested persons of the Investment Company do not serve on the Board of any other investment company in the same complex as the Investment Company or an affiliated fund complex, with the sole exception of Mr. Waide, as noted above.
(3) Mr. Waide was elected as a director on December 19, 2003 and received no compensation for 2003.


                        INVESTMENT ADVISORY ARRANGEMENTS


INVESTMENT ADVISER. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the ADVISER or CAPITAL MANAGEMENT), an indirect wholly-owned subsidiary of Mutual of America Life. The Adviser's address is 320 Park Avenue, New York, New York 10022-6839. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.


Capital Management has served as Adviser since November 1993, when it assumed investment management obligations for the Investment Company from Mutual of America Life. The Adviser provides investment management services to the Investment Company, Mutual of America Institutional Funds, Inc. and the General Account of Mutual of America Life.


The Adviser provides advisory services for the Investment Company's Funds, in accordance with the Funds' investment policies, objectives and restrictions as set forth in the Prospectus and this Statement of Additional Information. The Adviser has delegated some of its advisory responsibilities for a portion of the All America Fund to the Subadviser named below. The Adviser's activities are subject at all times to the supervision and approval of the Investment Company's Board of Directors.


Under the Investment Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. These services include:

     - performing investment research and evaluating pertinent economic, statistical and financial data;

     - consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan;

     - implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments;

     -    management of investments;

     - reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments;

     -    maintaining all required records;

     -    making arrangements for the safekeeping of assets; and

     - providing office space facilities, equipment, material and personnel necessary to fulfill its obligations.

The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses, and for providing investment management services.

The Adviser has entered into an arrangement with Mutual of America for the provision of investment accounting and recordkeeping, legal and certain other services.


The Board of Directors of the Investment Company at a meeting held on February 26, 2004, reapproved the Investment Advisory Agreement with the Adviser, and the advisory fees payable thereunder, for an additional year. As part of its deliberations, the Board reviewed written information provided to it from a number of sources and took into consideration the following factors: the overall scope and quality of the services provided to the Funds by the Adviser, including advisory and management services and personnel available to provide services and results achieved by the Adviser; reimbursements paid by the Adviser for operating expenses (other than advisory fees and transaction costs) of the Funds; the total expense ratios of the Funds compared to the expense ratios of funds that are managed by other advisers and which have similar investment objectives; the advisory fees payable to the Adviser by the Funds compared to the advisory fees payable by funds that are managed by other advisers and which have similar investment objectives; the extent to which economies of scale are applicable and, if available, the manner in which they are allocated between the Adviser and the Funds; the profitability of the Adviser, based on its total expenses for providing advisory services to the Funds and the portfolios of Mutual of America Institutional Funds, Inc. and for reimbursing the Funds' operating expenses other than advisory fees and transaction costs, compared to advisory fees and any other compensation directly or indirectly received for such services; the fact that the Board of Directors of Mutual of America Life Insurance Company, the Adviser's parent corporation, has determined that the aggregate fees and charges imposed under the variable products that utilize the Funds are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by Mutual of America, after taking into consideration the advisory fees paid to the Adviser as an affiliated corporation; and the historical relationship between the Funds and the Adviser and the ability of the Adviser to continue to provide investment advisory services to the Funds in the future. The Board also considered the Adviser's access to research services from brokers to which the Adviser allocates the Investment Company's brokerage and the fact that the Adviser engages in no transactions relating to the Funds that might be construed as "soft dollar" arrangements. Based on the information reviewed and following discussion, the Board concluded that it was satisfied with the nature and quality of the advisory and other services provided to the Investment Company by the Adviser. The Board also found for each of the Funds that the advisory fee provided for in the investment management agreement is reasonable in relation to the services provided.


ADVISORY FEES. As compensation for its services to each of the Funds of the Investment Company, the Funds pay the Adviser a fee at the following annual rates of net assets, calculated as a daily charge:

   Equity Index and Mid-Cap Equity Index Funds -- .125%
   All America, Composite, Bond, Mid-Term Bond and Short-Term Bond Funds -- .50% Aggressive Equity Fund -- .85%
   Money Market Fund -- .25%
   Allocation Funds -- 0%

                INVESTMENT ADVISORY FEES PAID BY FUNDS TO ADVISER
                              FOR PAST THREE YEARS


        FUND                             2003            2002           2001
        ----                             ----            ----           ----
    Equity Index                      $   611,028    $   529,040    $    562,636

    All America                       $ 2,186,753    $ 2,519,920    $  3,201,792

Mid-Cap Equity Index                  $   182,413    $   159,637    $    125,132

  Aggressive Equity                   $ 2,365,142    $ 2,327,939    $  2,334,673

     Composite                        $ 1,178,218    $ 1,239,881    $  1,493,339

      Bond                            $ 1,750,200    $ 2,112,467    $  2,423,622

   Mid-Term Bond                      $   433,110    $   270,792    $    139,869

  Short-Term Bond                     $   168,116    $   124,836    $     73,606

   Money Market                       $   213,406    $   233,979    $    298,426

   Total Fees                         $ 9,088,386    $ 9,518,491    $ 10,653,095


OTHER FUND EXPENSES. Each Fund is responsible for paying its advisory fee and other expenses incurred in its operation, including:

     - brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions,

     -    directors' fees and expenses,

     - fees and expenses of its independent certified public accountants fees,

     -    fees and expenses of its legal counsel,

     - the cost of the printing and mailing semi-annual reports to shareholders, Proxy Statements, Prospectuses, Prospectus Supplements and Statements of Additional Information,

     - the cost of preparation and filing registration statements and amendments thereto,

     -    bank transaction charges and custodian's fees,

     -    any proxy solicitors' fees and expenses,

     -    SEC filing fees,

     -    any federal, state or local income or other taxes,

     - any membership or licensing fees of the Investment Company Institute and similar organizations,

     -    fidelity bond and directors' liability insurance premiums, and

     - any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.


EXPENSE REIMBURSEMENT BY THE ADVISER. The Adviser limits the expenses of each Fund, other than for brokers' commissions, transfer taxes, other fees relating to the Fund's portfolio transactions and extraordinary expenses, to the amount of the investment advisory fee paid by the Fund to the Adviser. This expense limitation obligation of the Adviser is contractual for the initial period January 1, 2003 through December 31, 2003 and renews each year thereafter unless the Adviser notifies the Investment Company of its termination at least two weeks prior to the new year. The limitation was not terminated and remains in effect through 2004. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003. The Adviser could discontinue reimbursements upon termination of its contractual obligation.

SUBADVISER FOR A PORTION OF THE ALL AMERICA FUND. For a portion of the actively managed assets of the All America Fund (the ACTIVE ASSETS), the Adviser has entered into a Subadvisory Agreement with Oak Associates, Ltd. (OAK ASSOCIATES OR THE SUBADVISER). The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

For its portion of the All America Fund, the Subadviser provides investment advisory services, including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement. The Subadviser is subject to the supervision of the Adviser and the Board of Directors of the Investment Company.


SUBADVISORY FEES. The Adviser, not the Investment Company, pays the Subadviser for advisory services it provides to the All America Fund at an annual rate of ...30% of the net assets under management, calculated as a daily charge.

                       FEES PAID BY ADVISER TO SUBADVISERS
                              FOR PAST THREE YEARS


          SUBADVISER                      2003           2002          2001
          ----------                      ----           ----          ----
    Oak Associates, Ltd.              $   124,584    $   137,303    $    171,891

Fred Alger Management, Inc.*                   --             --    $    290,694

           Total                      $   125,584    $   137,303    $    462,585


----------
  * A Subadviser until October 1, 2001.


CODES OF ETHICS. The Investment Company, the Adviser, the Subadviser and Mutual of America have adopted codes of ethics under Rule 17j-1 of the 1940 Act. Persons subject to these codes (generally, persons with access to information about the investment programs of the Funds) may not purchase securities in which the Investment Company's Funds may invest unless their purchases have been precleared in accordance with the codes and do not occur within certain black-out periods imposed under the codes. The Investment Company has also adopted a code of ethics applicable to its chief executive officer and principal financial and accounting officers as disclosed in its shareholder reports.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

SELECTION OF BROKERS AND DEALERS

The Adviser and the Subadviser are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid.

     - The Adviser and Subadviser select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

     - They may select broker-dealers which provide them with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer.

     - When purchasing or selling securities trading on the over-the-counter market, the Adviser and Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

     - The Adviser and Subadviser may place certain orders with their affiliates, subject to the requirements of the 1940 Act.

     - No transactions may be effected by a Fund with an affiliate of the Adviser or the Sub-Adviser acting as principal for its own account.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made. Some brokerage firms routinely provide research and statistical data to their customers, and some firms customarily provide research reports on particular companies and industries to customers that place a certain volume of trades with them.

The Adviser and Subadviser will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser and Subadviser each use these services in connection with all investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser or Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or Subadviser uses research and statistical data services so obtained, its expenses may be reduced and such data has therefore been and is one of the factors considered by the Adviser and Subadviser in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser or Subadviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.


The Investment Company paid aggregate brokerage commissions of $4,659,718 in 2003, $4,975,630 in 2002, and $4,038,529 in 2001.


COMMISSIONS TO AFFILIATED BROKERS


During 2001, the Investment Company has paid brokerage commissions to Fred Alger & Co. (FRED ALGER), an affiliate of Fred Alger Management, Inc., as follows:


    YEAR OF            COMMISSIONS        % OF TOTAL      % OF AGGREGATE DOLLARS
 PAYMENT/BROKER           PAID         COMMISSIONS PAID       OF TRANSACTIONS
 --------------           ----         ----------------       ---------------
2001 -- Fred Alger      $ 113,631            2.8%                 2.8%

Fred Alger Management was a subadviser for the All America Fund until October 1, 2001. The purchases and sales placed through Fred Alger related primarily to smaller capitalization stocks, for which execution may be more difficult.

PORTFOLIO TURNOVER

The Adviser and the Subadviser do not consider portfolio turnover rate to be a limiting factor when they deem it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate for a Fund in any year will depend on market conditions, and the rate may increase depending on market conditions or if a new portfolio manager for a Fund restructures the Fund's holdings. The Insurance Companies' Separate Accounts do not pay taxes on the investment gains of the Funds. As a consequence, the Adviser and Subadvisers do not consider how long a Fund has held a security, or how capital gain upon sale would be characterized, in deciding whether to sell that security.

The Equity Index Fund and the Mid-Cap Equity Index Fund each attempt to duplicate the investment results of an S&P Index. As a result, the Adviser anticipates that these Funds will hold investments generally for longer periods than actively managed funds.


The Aggressive Equity Fund's portfolio turnover rate was 201% in 2003 and 205% in 2002. The Composite Fund's portfolio turnover rate was 177% in 2003 and 205% in 2002. The Bond Fund's portfolio turnover rate was 72% in 2003 and 77% in 2002.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF NET ASSET VALUE

A Separate Account purchases or redeems shares of a Fund at net asset value. A Fund's net asset value is equal to:

     -    the sum of the value of the securities the Fund holds,

     - plus any cash or other assets, including interest and dividends accrued, and

     -    minus all liabilities, including accrued expenses.


The net asset value of each Fund is determined once daily immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day the Exchange is open for trading (a Valuation
Day). A Valuation Period for calculation of a Fund's net asset value per share is the period after the close of a Valuation Day and ending at the close of the next Valuation Day. The Investment Company determines the net asset value for a Valuation Period by multiplying a Fund's net asset value per share as of the preceding Valuation Period by that Fund's Change Factor (described below) for the current Valuation Period.


The Change Factor for a Fund for any Valuation Period is determined as:

     (a) the ratio of (i) the net asset value of the Fund at the end of the current Valuation Period, before any amounts are allocated to or withdrawn from the Fund for that Valuation Period, to (ii) the net asset value of the Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

     (b) 1.00000 plus the component of the annual rate of the Adviser's fee against a Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

PRICING OF SECURITIES HELD BY THE FUNDS

In determining a Fund's net asset value, the Adviser must value the securities and other assets the Fund owns.

1) If market quotations are readily available for an investment, the Adviser uses market value as follows:

     - An equity security will be valued at the last sale price for the security on the principal exchange on which the security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price.

     - For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price available, or if no sale, at the latest available bid price.

     - Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser and approved by the Investment Company's Board of Directors.

2) If there are any portfolio securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by or under the direction of the Board of Directors of the Investment Company.

3) If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value, as follows:

     - A security is initially valued at cost on the date of purchase (or at market value on the 61st day prior to maturity if the security had more than 60 days remaining to maturity at date of purchase by a
          Fund), and the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium.

     - The maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

     - Market value will be used instead if the amortized cost value is materially different from the actual market value of the security.

4)   For stock options and futures contracts, these valuations apply:

     - Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange.

     - When a Fund writes a call option, the amount of the premium is included in the Fund's assets and the market value of the call is included in its liabilities and adjusted thereafter to current market value.

     - If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished.

     - If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

     - A premium a Fund pays on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put.

     - Futures contracts, and options thereon, traded on commodities exchanges are valued at their official settlement price as of the close of such commodities exchanges.

                       TAXATION OF THE INVESTMENT COMPANY

TAXES ON FUNDS' INVESTMENT EARNINGS AND INCOME

The Investment Company has in the past elected the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code, and it intends to continue to qualify under Subchapter M. The Investment Company will not owe Federal income tax on the ordinary income and net realized capital gains that it distributes to shareholders, if it qualifies as a regulated investment company.

If the Investment Company were to fail to qualify as a regulated investment company, it would be subject to Federal income tax on the Funds' ordinary income and net realized capital gains, whether or not it distributes the income and gains to shareholders. If the Funds were to pay Federal income tax, their investment performance would be negatively affected.


Section 4982 of the Code imposes an excise tax of 4% on a regulated investment company that does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year, plus certain undistributed income from previous years. Each Fund intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency, which would reduce the investment performance of the Funds.


INCOME DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Funds of the Investment Company declare dividend and other distributions at least annually. The dividends and distributions are 100% reinvested in additional full and fractional shares of the Fund to which they relate, both for net investment income and net realized short- or long-term capital gains. For each Fund, the Investment Company intends to distribute all net realized long- or short-term capital gains, if any, and net investment income to the shareholders of the Fund.

The tax treatment of the Insurance Companies and the Separate Accounts and the tax implications of an investment in any Contract are described in the prospectus or brochure for the Contract.

                            DISTRIBUTION ARRANGEMENTS

The Investment Company sells shares of its Funds on a continuous basis, and it sells only to the Separate Accounts of the Insurance Companies. The shares are sold at their respective net asset values, without the imposition of a sales charge. The Investment Company has entered into a Distribution Agreement with Mutual of America, as principal underwriter, for the distribution of the Funds' shares. Mutual of America is a registered broker-dealer with the National Association of Securities Dealers, Inc.

                        YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.

YIELD OF THE MONEY MARKET FUND. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes in these items during the period are not included in the value for the end of the period. Income other than investment income is excluded for the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.


     The following is an example of the calculation of the Money Market Fund's yield of 1.05% for the seven-day period ended December 31, 2003 (excluding Christmas Day). Yields may fluctuate substantially from the example shown.

     1.   Value for December 24, 2003

     2. Value for December 31, 2003 (exclusive of capital changes and any non-investment income)


     3.   Net change equals Line 1 subtracted from Line 2

     4.   Base period return equals Line 3 divided by Line 1

     5.   Current yield equals Line 4 annualized (multiplied by 365/7)

The Money Market Fund calculates effective yield by following steps 1 - 4 above to obtain a base period return, then compounding the base period return as follows:

     Effective Yield = [(Base Period Return + 1) (TO THE POWER OF 365/7] -1

CALCULATION OF TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN. Total Return reflects changes in the price of a Fund's shares and assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash.

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Average Annual Total Return is calculated by finding the average annual compounded rates of return of a hypothetical investment over the periods shown, according to the following formula (Total Return is then expressed as a percentage):

    T = (ERV/P)(TO THE POWER OF 1/n) -1

Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return
    n = number of years
    ERV = ending redeemable value. ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

YIELD OF THE BOND FUNDS. Yield of the shares of the Bond Funds will be computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per share basis, for a recent one-month or 30-day period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

PERFORMANCE COMPARISONS. Each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Any statements of a Fund's performance will also disclose the performance of the respective separate account issuing the Contracts.

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper"), or by similar services that monitor the performance of mutual funds as having the same or similar investment objectives. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis or compiled by similar services that monitor performance.

Advertisements or information the Investment Company furnishes to current or prospective investors also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized. These publications may include BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL WORLD, FORBES, FORTUNE, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.

In reports or other communications to shareholders, the Investment Company also may describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by the Adviser or any of the Subadvisers derived from such indices or averages.

COMPARATIVE INDICES FOR THE FUNDS

The Investment Company compares the performance of each Fund (other than the Money Market Fund) against a widely recognized index or indices for stock or bond market performance, based on the type of securities the Fund purchases. The annual and semi-annual financial reports that the Investment Company prepares will contain graphs with the Funds' performances compared to their indices.

                                       26
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It is not possible for an investor to directly invest in an unmanaged index.
Performance comparisons to indices are for informational purposes and do not reflect any actual investment. The Funds pay investment advisory and other expenses that are not applicable to unmanaged indices.


EQUITY INDEX FUND AND ALL AMERICA FUND: Performance of each of these Funds is compared to the Standard & Poor's 500(R) Composite Index (the S&P 500 INDEX).


The S&P 500(R) Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


MID-CAP EQUITY INDEX FUND: Performance is compared to the Standard & Poor's MidCap 400(R) Index (the S&P MIDCAP 400 INDEX).


The S&P MidCap 400(R) Index is a market value weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks issued by U.S. companies with medium market capitalizations. Almost 70% of the stocks are listed on the New York Stock Exchange and approximately 30% are traded on the Nasdaq National Market (over-the-counter).

AGGRESSIVE EQUITY FUND: Performance is compared to the Russell 2000(R) Index.

The Russell 2000(R) Index is a market capitalization weighted index of the 2000 smallest companies in the Russell 3000 Index. The market capitalization of companies in the Index varies based on market conditions and the companies included in the Index, which is adjusted yearly. Generally, average market capitalization of companies in the Index is below $1 billion.


COMPOSITE FUND: Performance is compared to the S&P 500(R) Index, the Lehman Aggregate Bond Index and the 90-day Treasury bill rate. (See "Equity Index Fund and All America Fund" above and "Bond Fund" below).


These three indices represent the three asset allocation categories in which the Composite Fund invests.

BOND FUND: Performance is compared to the Lehman Brothers Aggregate Bond Index (the LEHMAN AGGREGATE INDEX).

The Lehman Aggregate Bond Index represents U.S, fixed rate, investment grade securities, with index components for U.S. government, corporate, mortgage-backed and asset-backed securities. Each bond included in the index must have at least one year to final maturity regardless of call features, at least $150 million par amount outstanding and a rating of "Baa" or higher (investment grade) by a nationally recognized statistical rating agency.

MID-TERM BOND FUND: Performance is compared to the Salomon Brothers Government/Corporate 3-7 Year Bond Index.

SHORT-TERM BOND FUND: Performance is compared to the Salomon Brothers Government/Corporate 1-3 Year Bond Index.

The Salomon Brothers Government/Corporate 1-3 Year Bond Index and 3-7 Year Bond Index are comprised of the portion of the Salomon Brothers Broad
Investment-Grade Bond Index (BIG INDEX) with the maturity indicated. The BIG Index includes Treasury, Agency, mortgage and corporate securities. It is market-capitalization weighted and includes all fixed-rate bonds with a maturity of one year or longer


AGGRESSIVE ALLOCATION FUND: Performance is compared to the S&P 500(R) Index and Lehman Aggregate Bond Index.

MODERATE ALLOCATION FUND: Performance is compared to the S&P 500(R) Index and Lehman Aggregate Bond Index.

CONSERVATIVE ALLOCATION FUND: Performance is compared to the S&P 500(R) Index and Lehman Aggregate Bond Index.

See "Equity Index Fund and All America Fund" and "Bond Fund" above for a description of the S&P 500(R) Index and Lehman Aggregate Bond Index, which represent the asset classes in which the Allocation Funds invest.


                                       27
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                      DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B   -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C   -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is very strong.

AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A   -- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB  -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the
B issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB
CCC indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will
C likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C   -- The rating C is reserved for income bonds on which no interest is being paid.

D   -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                              INDEPENDENT AUDITORS


The financial statements of the Investment Company for the years ended December 31, 2003 and 2002 have been incorporated by reference in the Statement of Additional Information in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS


The legal validity of the shares described in the Prospectus has been passed on by Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of the Investment Company.

                                       29
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                                    CUSTODIAN

The Custodian of the securities and other assets held by the Investment Company's Funds is JPMorgan Chase Bank, 1285 Avenue of the Americas, New York, New York 10019.

                        USE OF STANDARD & POOR'S INDICES


The Equity Index Fund, the Indexed Assets of the All America Fund and the Mid-Cap Equity Index Fund (together, the INDEXED PORTFOLIOS) are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (S&P). S&P makes no representation or warranty, express or implied, to the owners of the Indexed Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Indexed Portfolios particularly or the ability of the S&P 500(R) Index or the S&P MidCap 400(R) Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500(R) Index and the S&P MidCap 400(R) Index which is determined, composed and calculated by S&P without regard to the Indexed Portfolios. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500(R) Index or the S&P MidCap 400(R) Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500(R) INDEX OR THE S&P MIDCAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED PORTFOLIOS, OWNERS OF THE INDEXED PORTFOLIOS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX, THE S&P MIDCAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX, THE S&P MIDCAP 400(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                      PROXY VOTING POLICIES AND PROCEDURES

On November 6, 2003 the Board of Directors of the Investment Company adopted proxy voting Policies and Procedures ("Proxy Policy"). A copy of the Proxy Policy is attached hereto as APPENDIX "A". A copy of the Proxy Policy can be obtained free of charge by calling 1-800-468-3785. After August 31, 2004, the Investment Company's proxy voting record for the shares it owns can be obtained from the Securities and Exchange Commission's website at www.SEC.GOV by viewing the Form N-PX on the EDGAR system.


                                       30
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                                                                      APPENDIX A

                       PROXY VOTING POLICY AND PROCEDURES
                    MUTUAL OF AMERICA INVESTMENT CORPORATION

Attached is the Proxy Voting Policy and Procedures adopted by the Board of Directors of Mutual of America Investment Corporation at its regular Board meeting held on November 6, 2003.

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                                                MUTUAL OF AMERICA
MEMORANDUM                                      CAPITAL MANAGEMENT

To:      Mutual of America Investment Corporation
         Mutual of America Institutional Funds, Inc.

From:    Mutual of America Capital Management Corporation

Date:    October 1, 2003

Re:      Policy Statement and Procedures Regarding
         PROXY VOTING ("PROXY VOTING POLICY")

We understand that, in connection with your obligation to comply with Rule 30b1-4 under the Investment Company Act of 1940 ("1940 Act") and the 1940 Act forms modified in conjunction therewith, you wish this Company as your adviser to: (i) permit you to adopt its Proxy Voting Policy, (ii) prepare and timely File Form N PX for each year commencing with the 12 months ended June 30, 2004,
(iii) respond to shareholder requests in accordance with all requirements of Law and Regulation for a description of the Proxy Voting Policy, and for The Proxy Voting Record (which may be available by a toll free or collect phone line or on the fund website if there is one and on the S.E.C. website), and (iv) maintain, or cause to be maintained, all proxy voting records as required by Law and Regulation.

We further understand that, in the event of a conflict among or between the interests of the adviser, the funds, the shareholders, the principal underwriter or any affiliated persons thereof, we will promptly notify the fund and shareholders affected and we will not cast a vote absent a written consent from the affected fund or shareholders. The sole exception to the requirement of a written consent from the fund and affected shareholders when there is such a conflict is the case where the matter which is being voted upon falls within the Standing Proxy Vote policy set forth in paragraph 5 of the Proxy Voting Policy, and Routine Issues as described in paragraph 4 of the attached Proxy Voting policy. Routine Issues fall within standard categories developed by a disinterested third party proxy service retained by the adviser. In such case, the vote will be cast in the predetermined manner.

You may consider this document as an amendment to the Proxy Voting Policy for purposes of our providing proxy voting services to your fund and shareholders, and for purposes of adopting the Proxy Voting Policy on behalf of your funds. If there are any changes to the Proxy Voting Policy you will be notified, and no such changes shall affect you unless you agree to same.

Mutual of America Capital Management Corporation.

By:


/s/ Richard Ciecka
President

att.

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                MUTUAL OF AMERICA CAPITAL MANAGEMENT CORPORATION
                         POLICY STATEMENT AND PROCEDURES
                             REGARDING PROXY VOTING

                            Adopted on, July 31, 2003

                                POLICY STATEMENT

It is the policy of Mutual of America Capital Management Corporation (the "Corporation"), with respect to assets under its management where it has voting authority:

1. To vote all proxies in the best interests of its clients and in accordance with applicable investment policies, restrictions and limitations, to vote all proxies so as to maximize the economic value of the shares held by such clients.

2. To vote all proxies in accordance with the duly adopted voting policies of such clients where such policies are applicable.

3.   To comply with the Procedures set forth below.

4. To provide disclosure to clients of the within policies and procedures, to disclose how clients may obtain information on how their proxies were voted, and to maintain or cause to be maintained all records of such proxy voting as are, and for the periods, required by law.

                                   PROCEDURES

1. Proxies will be voted based upon and consistent with criteria established herein as same may be amended in writing by the Proxy Committee from time to time and the voting standards attached hereto ("Voting Standards"). Only a Senior Vice President or higher ranking officer shall be authorized to execute proxies except that a service provider may be engaged to process and execute proxies pursuant to and subject to these procedures.

2. A Proxy Committee consisting of the President and one or more individuals (not to exceed five) designated by the President of the Corporation shall comprise the Committee. The Committee shall act by majority vote, but in the case of a tie vote the side receiving the vote of the President shall prevail. In the case of a Committee of two or less persons, one member shall be a quorum. In the case of the Committee consisting of three or four persons, two shall constitute a quorum, and for a Committee of five persons, three shall constitute a quorum.

3.   Records of all proxy votes will be maintained as follows:

     A. A brief description of the proxy proposal for each company in the portfolio.
     B.   The vote cast on each proposal.
     C. Each account and its holdings shall be reflected as of (or as close as possible to) the record date.
     D.   A record of any calls or other contacts made regarding a vote.
     E. A record of the reason for each vote, including, whether the proxy was voted according to a specific guideline.
     F.   Notification that a proxy has not been received.
     G. Verification that the shares listed on the proxy match the Corporation's records.
     H.   The name and title of the individual voting the proxy.
     I.   A record of any Proxy Committee actions.

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     Unless the Company shall have obtained a written agreement from an experienced and qualified third party to provide proxy voting and records services in compliance with all applicable laws and regulations, records of a current proxy season will be retained in the Corporation's offices until the end of the second year after the expiration of the proxy season in which the votes were made and will be retained in a readily accessible location for a period of not less than an additional three years. Proxy statements received on behalf of stock for which the Company is authorized to vote proxies may be maintained on the EDGAR system if management chooses to do so.

4. The Voting Standards which are attached hereto and incorporated herein by reference, identify proxy issues or proposals considered: (i) as not materially impacting the economic value of the stocks to which they relate ("Routine Issues") which generally, will be voted in favor of the position supported by management of the company whose stock is being voted; (ii) as materially impacting the economic value of the stock to which they relate ("Non-Routine Issues"), such as votes with respect to preemptive rights, "poison pill" proposals, mergers, spin-offs and takeovers, recapitalizations, restructurings, changes in corporate governance, adoption or amendment of compensation plans (including without limitation stock options) and other Standing Proxy Votes described below and (iii) as being issues of Corporate social responsibility or social and environmental issues in general.

5. The current Standing Proxy Vote Policy of the Company shall be to vote against anti-takeover proposals, proposals that will weaken Board oversight or corporate governance procedures, and proposals designed to entrench current management. These proposals are generally inherently adverse to the economic value of the stocks to which they relate. The Standing Proxy Vote Policy described above may be determined to be inappropriate in a particular case and action which does not comport with the Standing Proxy Vote Policy may be taken, if authorized in accordance with the following paragraph.

6. Any decisions not to vote proxies in accordance with the Voting Standards, including Routine or Non-Routine Issues, shall be submitted to the Proxy Committee for consideration of the appropriate action to take. The Proxy Committee may require a discussion with or report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

7. If a Non-Routine Issue falls into a category for which there is no Voting Standard, the Proxy Committee shall be consulted. The Proxy Committee may require a discussion with or a report from the investment analyst responsible for the company whose proxy is being considered to assist in deciding how to vote in accordance with the Proxy Voting Policy. A written explanation of the reasons supporting any action taken by the Committee and the date the Committee decided the issue shall be maintained with the proxy voting records.

8. Should a vote in accordance with the Voting Standards appear likely to produce a result inconsistent with a stated policy or limitation, or restriction established for any client's account, the President or Executive Vice President and Assistant to the President and CEO shall be notified in order to determine the appropriate action. Such action shall be presented to the Proxy Committee for ratification prior to the vote in question. The Proxy Committee can act without a meeting by consent of a majority of its members. Any action taken in such situations shall be governed by prudence and must be compatible with applicable law. Such action shall be memorialized in writing setting forth the nature of the conflict, the reasons for the action taken and the date such action was authorized.

9. The Proxy Voting Policies of unaffiliated management companies require voting on a pass-through basis, and votes of proxies received from such unaffiliated managers will be handled in accordance with this document and the Voting Standards. Upon request of clients who have assets under management by such unaffiliated managers, the Corporation will obtain and furnish to them proxy voting records of such unaffiliated managers.

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10.  No officer or employee of the Corporation shall act with respect to proxy votes in any instance in which a conflict of interest exists for that person in applying the Corporation's Voting Standards or fiduciary responsibilities under ERISA or other applicable laws. Any conflict of interest or questions concerning whether a conflict of interest exists, shall immediately be reported to the President. Further, in cases where there exists a material conflict of interest between the Corporation and its interests, and the economic interests of the Corporation's client owning the shares being voted, the Corporation shall strictly adhere to the Voting Standards, but where such conflict exists and the Proxy Committee is required to decide upon action as provided above, no such action shall be taken absent full disclosure to the affected client of the conflict and only if consent has been received from the client. In assessing the existence of a conflict and the suggested manner of casting a vote in a conflict situation, the recommendations of independent third parties qualified to make recommendations on proxy voting may be sought and communicated to affected clients.

     Further, it is the policy of the Corporation not to join any group for the purpose of waging a proxy contest or to trade in the securities of any corporation with the intent to effect any change in control of a corporation. Any solicitation from any person to vote proxies in any accounts shall be promptly reported to the General Counsel and Proxy Committee except for requests merely that the proxies be voted in order to achieve a quorum.

     No employee of the Corporation may discuss the Corporation's proxy votes with any person not employed by the Corporation or its client or in any way indicate how the Corporation will vote on any issue prior to the vote being cast, nor may any employee of the Corporation disclose how the Corporation has voted except as required by law or pursuant to an agreement with a proxy service provider. All information concerning the Corporation's proxy voting record shall be disclosed and furnished to clients in the manner required to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940.

11. The Corporation shall comply in all respects and in a timely manner with Rule 206(4)-6 under the Investment Advisers Act of 1940, including the timely voting of proxies, the timely provision to clients of a description of the Corporation's proxy voting policies and procedures, provision of a copy of such policies and procedures to clients upon request, disclosure to clients of how to obtain information on how their securities were voted and the implementation of record keeping procedures in full compliance with Rule 204-2, retaining in the manner chosen by the Corporation (which manner shall be as permitted by Rule 204-2) for the required time periods proxy voting policies and procedures, proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by the Company which were material in making a decision on how to vote or which memorialized basis for a decision for a vote.

The Corporation adopts the following procedures to ensure compliance with the Proxy Voting Policy Statement and Procedures:

A. The President shall appoint a Compliance Officer to ensure that the Corporation is at all times in full and complete compliance with all applicable laws and regulations.

B. The Proxy Committee shall meet at least semiannually to review the voting record of all proxies, the conformity of proxy voting actions with the requirements set forth herein, and to review the actions of any and all third party service providers.

C. The Proxy Committee shall review the within policy statement and procedures on an annual basis and more frequently when warranted, and shall adopt written changes and amendments hereto as necessary.

D. The Proxy Committee shall review Corporation's compliance with the Rules promulgated by the S.E.C., including the semiannual reports on the availability of proxy voting records to its clients, and the disclosure of this document to clients.

E. To the extent it is prudent and in compliance with Rule 206(4)-6 under the Investment Adviser's Act of 1940, the Company may retain reputable and qualified third-party service providers to implement the foregoing policies and procedures.

F. It is specifically understood that the Company's clients may adopt the within Policy Statement and Procedures, as same may be amended or restated from time to time.

I hereby verify that the foregoing document has been duly adopted as the proxy voting policies and procedures of the Corporation, along with the attached Proxy Voting Standards, which replace all previously adopted statements and procedures regarding proxy voting and Voting Standards.

                                                  MUTUAL OF AMERICA
                                            CAPITAL MANAGEMENT CORPORATION

                                            By:


                                                   /s/ Richard Ciecka
                                                        President

                                            Dated: July 31, 2003

                                  PROXY VOTING
                                   STANDARDS

Routine Issues

PROXY PROPOSALS RELATING TO:

-    uncontested election of directors

- approval of auditors which have been selected on the auditing committee of the company whose shares are being voted

-    fixing number of directors

-    corporate name change

-    change in time and place of meeting

-    adjournment of meeting

- other business (providing the topic does not fall within another category, below)

-    employee stock purchase plans

-    increase in authorized shares of stock (except private placements)

-    reverse stock splits

- standard corporate governance provisions which do not reduce oversight or accountability of management (declassifying board, supermajority votes, etc.)

- compensation plans which are within parameters viewed as customary for the type of company and level of employees, and which do not work to the economic detriment of the corporation's clients.

shall be considered Routine Issues and voted in accordance with the written voting recommendations provided by Institutional Shareholder Services, the corporation's proxy voting service provider. All other issues shall be considered Non-Routine Issues and shall be submitted to a member of the Proxy Committee.

The Board of Directors

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a case-by-case basis, examining the following factors: director independence; long-term corporate performance record relative to a market index; composition of board and key board committees; nominee's attendance at meetings (past two years); nominee's investment in the company, whether a retired CEO sits on the board; and whether the chairman is also serving as CEO; nominee's resume and experience, nominee's business philosophy and nominee's reputation as a capable, ethical businessman/worker.

In cases of significant votes and when information is readily available, also review: corporate governance provisions and takeover activity; board decisions regarding executive pay; director compensation; number of other board seats held by nominee; and interlocking directorships.

CHAIRMAN AND CEO ARE THE SAME PERSON

Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

MAJORITY OF INDEPENDENT DIRECTORS

Vote for shareholder proposals requesting that the board be comprised of a majority of independent directors.

Vote for shareholder proposals requesting that the board audit compensation and/or nominating committees include independent directors exclusively.

STOCK OWNERSHIP REQUIREMENTS

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

TERM OF OFFICE

Vote against shareholder proposals to limit the tenure of outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (ii) if only the director's legal expenses would be covered under the existing corporate charter, by-laws or preexisting resolutions of the board.

CHARITABLE CONTRIBUTIONS

Vote against shareholder proposals regarding the making or increasing of charitable contributions.

Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors in addition to those set forth above for uncontested elections: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering that will positively impact shareholders as well as the likelihood that the proposed objectives and goals can be met; independence; makeup of Board; and stock ownership positions.

REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case by-case basis.

Auditors

RATIFYING AUDITORS

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent: or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position or the independent auditor has been authorized to perform a disproportionately large amount of non-audit services by the company's board and/or audit committee.

Vote for audit firm rotation unless the rotation period is so short as to become burdensome, generally less than every five years.

Vote against proposals that increase fees for non-audit services, or maintain those fees at an unreasonably high level (i.e., exceeding fees for audit services). Proposals calling, for a cap on audit fees to be reviewed on a case by case basis.

Proxy Contest Defenses

BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING

Vote against proposals to eliminate cumulative voting.

Vote for proposals to permit cumulative voting.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Tender Offer Defenses

POISON PILLS

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

Review on a case-by-case basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote against dual class exchange offers.

Vote against dual class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

Miscellaneous Governance Provisions

CONFIDENTIAL VOTING

Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators; and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

EQUAL ACCESS

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

SHAREHOLDER ADVISORY COMMITTEES

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

Capital Structure

COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

PREFERRED STOCK

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote for management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS

Review on a case by case basis shareholder proposals that seek preemptive rights in evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS

Review on a case by case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues DILUTION-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? CHANGE IN CONTROL-Will the transaction result in a change in control of the company? DEBT RESTRUCTURINGS-Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a case-by-case basis.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-RELATED COMPENSATION PROPOSALS:

-    AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS
VOTE FOR AMENDMENTS TO ADD PERFORMANCE goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

-    AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

-    APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
Vote for cash or cash and stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

Vote for plans calling for the expensing of stock options.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)

Vote for proposals that request shareholder approval in order to Implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS

Vote for proposals to implement a 401 (k) savings plan for employees.

State of Incorporation

VOTING ON STATE TAKEOVER STATUTES

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

Social and Environmental Issues

ANIMAL TESTING

Voting against animal testing limitations as presently it is necessary for medical research in certain human life issues. Federal law requirements also mandate animal testing for certain medical purposes and could be a necessary part of doing business.

CHARITABLE, POLITICAL AND PAC CONTRIBUTIONS

Voting against the disclosure if the information is already available.

ENVIRONMENTAL RELATED ISSUES

Voting for proposals that ask for the endorsements of environmental concerns. The Ceres principle proposal is a broad statement of environmental policy that encourages companies to take a pro-active approach in managing their environmental affairs. Other proposals call for management to control the emissions of pollutants.

DRUG PRICING

Voting against proposals that ask management to adopt a drug price restraint policy as these are considered a business issue. When these restraints could threaten research and development and therefore are generally not considered being in the best economic interests of the company.

EQUAL EMPLOYMENT

Voting against proposals that require the reporting on and releasing of governmentally required statistical information (EEO-1 forms). The government is responsible for overseeing and evaluation companies' efforts based on the reports individual companies are required to submit.

MILITARY ISSUES

Voting against proposals including issues that involve military contracting, reporting, and foreign weapon sales as these are subject to government control.

NORTHERN IRELAND

Reviewing on a case by case basis the particular circumstances a proposed issue has for given company.

SOUTH AFRICA

Voting against implementation of the South African Council of Churches Code of Business Conduct (SACC). The election of a democratic South Africa and the adoption of laws that protect and promote the interests of blacks obviates the need for the SACC Code. The government of South Africa is encouraging capital investment.

TOBACCO MARKETING

Reviewing on a case by case basis the particular circumstances a proposed issue has for a given company. The regulation of marketing practices are often the responsibility of national or local governments.

                                     PART C

                                OTHER INFORMATION

ITEM 23.     EXHIBITS

1(a) Articles of Incorporation of Mutual of America Investment Corporation (the "Investment Company") (1)

1(b)       Articles of Amendment, dated September 22, 1986 (4)

1(c)       Articles Supplementary, dated July 25, 1988 (4)

1(d)       Articles Supplementary, dated February 16, 1993 (4)

1(e)       Articles Supplementary, dated October 4, 1993 (4)

1(f)       Articles Supplementary, dated April 5, 1994 (4)

1(g)       Articles Supplementary, dated April 13, 1995 (4)

1(h)       Articles Supplementary, dated September 16, 1997 (4)

1(i)       Articles Supplementary, dated April 6, 1999 (3)

1(j)       Articles Supplementary, dated February 11, 2003 (8)


1(k)       Articles Supplementary, dated April 17, 2003


2(a)       By-Laws of the Investment Company (4)

2(b) Revision to Article II, Section 2.2 and Article III, Section 3.4 of the By-Laws (4)

2(c)       Revision to Article III, Section 3.8 of the By-Laws (4)

4(a) Investment Advisory Agreement, between the Investment Company and Mutual of America Life Insurance Company ("Mutual of America"), as investment adviser (4)

4(b) Assumption Agreement, between Mutual of America and Mutual of America Capital Management Corporation (the "Adviser"), as investment adviser
           (4)

4(c) Supplement AA to Investment Advisory Agreement, between the Investment Company and the Adviser (4)

4(d) Supplement AE to Investment Advisory Agreement, between the Investment Company and the Adviser (4)

4(e) Supplement, dated May 1, 1999, to Investment Advisory Agreement, between the Investment Company and the Adviser, regarding the Mid-Cap Equity Index Fund (2)

4(f) Supplement, dated May 1, 2003, to Investment Advisory Agreement, between the InvestmentCompany and the Adviser, regarding the Allocation Funds (9)

4(g)       Subadvisory Agreement, between the Adviser and Oak Associates (4)

5 Distribution Agreement, between the Investment Company and Mutual of America, as Distributor (8)

7(a) Custody Agreement, between the Investment Company and the Chase Manhattan Bank (4)

7(b)       Amendment No. 1 to theCustody Agreement, dated June 1, 2001 (8)

7(c)       Amendment No. 2 to theCustody Agreement, dated March 1, 2003 (8)

8 Agreement to Limit Operating Expenses between the Investment Company and the Adviser (9)

9(a) Consent and Opinion of General Counsel for Equity Index, All America, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond and Money Market Funds, as restated (4)

9(b) Consent and Opinion of General Counsel for Mid-Cap Equity Index Fund shares (3)

9(c)       Consent and Opinion of General Counsel for shares of Allocation Funds
           (9)

10(a)      Independent Auditors' Consent (10)

10(d)(i)   Power of Attorney of Mr. Altstadt (10)

10(d)(ii)  Power of Attorney of Mr. Flanagan (10)

10(d)(iii) Power of Attorney of Mr. Mertz (10)

10(d)(iv)  Power of Attorney of Mr. Nolan (10)

10(d)(v)   Power of Attorney of Mr. McGuire (10)

10(d)(vi)  Power of Attorney of Mr. Greed (7)

10(d)(vii) Power of Attorney of Mr. Waide (10)


16(a)      Code of Ethics of Mutual of America Investment Corporation (8)

16(b)      Code of Ethics of Mutual of America Capital Management Corporation
           (8)

16(c)      Code of Ethics of Mutual of America Life Insurance Company (8)


16(d)      Code of Ethics of Oak Associates, Ltd.(6)


----------
(1) Included in Post-Effective Amendment No. 11 filed with the Commission on April 28, 1995
(2) Included in Post-Effective Amendment No. 15 filed with the Commission on February 12, 1999
(3) Included in Post-Effective Amendment No. 16 filed with the Commission on April 15, 1999
(4) Included in Post-Effective Amendment No. 17 filed with the Commission on June 4, 1999
(5) Included in Post-Effective Amendment No. 18 filed with the Commission on March 2, 2000
(6) Included in Post-Effective Amendment No. 20 filed with the Commission on April 19, 2001
(7) Included in Post-Effective Amendment No. 21 filed with the Commission on April 22, 2002
(8) Included in Post-Effective Amendment No. 22 filed with the Commission on February 14, 2003

(9) Included in Post-Effective Amendment No. 23 filed with the Commission on April 25, 2003

(10) Included in this Post-Effective Amendment No. 24


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


The Adviser is an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company (Mutual of America Life). Mutual of America Life is a New York mutual life insurance company, and as such no person has the direct or indirect power to control Mutual of America Life except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America Life has the right to vote for the election of directors of Mutual of America Life at annual elections and upon other corporate matters where policyholders' votes are taken. Mutual of America Life's ownership of its subsidiaries is as follows:


Mutual of America Life Insurance Company, a New York mutual insurance company, wholly owns

     -  Mutual of America Holding Company, Inc., a Delaware corporation, and

     -  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns

     -  Mutual of America Securities Corporation, a Delaware corporation, and

     - Mutual of America Capital Management Corporation (the Adviser), a Delaware corporation.

Mutual of America Life Insurance Company, through its separate accounts, owns substantially all of Registrant's shares.

Mutual of America Life Insurance Company currently owns a majority of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

ITEM 25.     INDEMNIFICATION

Articles of Incorporation of the Investment Company. The Articles of Incorporation of the Investment Company provide in substance that no director or officer of the Investment Company shall be liable to the Investment Company or its shareholders for money damages, unless the director or officer is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties in the conduct of his or her office.

By-Laws of the Investment Company. The By-Laws of the Investment Company provide for the indemnification of present and former officers and directors of the Investment Company against liability by reason of service to the Investment Company, unless the officer or director is subject to liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (Disabling Conduct). No indemnification shall be made to an officer or director unless there has been a final adjudication on the merits, a dismissal of a proceeding for insufficiency of evidence of Disabling Conduct, or a reasonable determination has been made that no Disabling Conduct occurred. The Investment Company may advance payment of expenses only if the officer or director to be indemnified undertakes to repay the advance unless indemnification is made and if one of the following applies: the officer or director provides a security for his or her undertaking, the Investment Company is insured against losses from any lawful advances, or a reasonable determination has been made that there is reason to believe the officer or director ultimately will be entitled to indemnification.

Insurance. Coverage for officers and directors of the Adviser, Distributor and the Investment Company is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by Chubb Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

By-Laws of the Adviser. The By-Laws of Mutual of America Capital Management Corporation, the Investment Company's Adviser, provide for the indemnification by the Corporation of present and former directors and officers of the Corporation and of any organization for which service is rendered at the request of the Corporation and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. If in connection with a derivative suit a covered person shall have been adjudged to be liable to the Corporation, indemnification shall not be made unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is entitled to indemnity. Thus, the officers and directors of the fund and the Adviser are indemnified by the Adviser for their services in connection with the Investment Company to the extent set forth in the By-Laws.

By-Laws of the Principal Underwriter. The By-Laws of Mutual of America Life Insurance Company, the principal underwriter for the Investment Company, provide for the indemnification by Mutual of America of present and former directors and officers of Mutual of America and of any organization for which service is rendered at the request of Mutual of America and permits the advance payment of expenses in certain circumstances for covered persons in connection with suits by third parties and derivative suits. Each covered person must have acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of Mutual of America and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Thus, the officers and directors of Mutual of America are indemnified by Mutual of America for their services in connection with the Investment Company to the extent set forth in the By-Laws.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser to the Investment Company, and is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions with the Adviser of each Director and officer of the Adviser is set forth below.


                                     POSITIONS                      PRINCIPAL OCCUPATION
NAME                                WITH ADVISER                    DURING PAST TWO YEARS
----------------------------   -----------------------   -------------------------------------------
Thomas J. Moran                Director, Chairman of     President, Chief Executive Officer and
320 Park Avenue                   the Board                 Director of Mutual of America Life
NY, NY 10022

F. Harlan Batrus               Director                  Partner, Lazard Freres & Co.
30 Rockefeller Plaza
NY, NY 10020

Theresa A. Bischoff            Director                  Chief Executive Officer, American Red
500 First Avenue                                            Cross of Greater New York; prior thereto
NY, NY 10016                                                President, N.Y.U. Hospitals Center

Robert X. Chandler             Director                  Retired; formerly Director, Development
c/o 320 Park Avenue                                         Office, Archdiocese of Boston
NY, NY 10022

Nathaniel A. Davis             Director                  Vice President, Network Engineering
17680 Old Meadow Rd                                         Operations, Nextel Communications
McLean, VA 22102

Anthony F. Earley              Director                  Chairman, President and Chief Executive
Detroit Edison Company                                      Officer, Detroit Edison Co.
2000 Second Avenue
Detroit, MI 48226

Maj. Gen. Robert Ivany, Ret.   Director (commencing      Major General, U.S. Army
3920 Breakwater Drive             February 18, 2004)        Commandant, U.S. Army War College
Jensen Beach, FL 34957

William T. Knowles             Director (until           Self-employed Consultant
136 Lombos Hole Rd.               February 18, 2004)
Harpswell, ME 04079

James E. Quinn                 Director                  President, Tiffany & Co.
757 Fifth Avenue
NY, NY 10022

Alfred E. Smith, IV            Director                  Managing Director, Wagner Stott Bear
40 Wall Street                                              Specialists LLC
NY, NY 10005

Richard J. Ciecka              President, Chief          President and Chief Executive Officer of
320 Park Avenue                   Executive Officer         the Adviser
NY, NY 10022                      and Director

Manfred Altstadt               Senior Executive Vice     Senior Executive Vice President and
320 Park Avenue                   President and Chief       Chief Financial Officer of Mutual of
NY, NY 10022                      Financial Officer         America Life

Patrick A. Burns               Senior Executive Vice     Senior Executive Vice President and
320 Park Avenue                   President and             General Counsel of Mutual of
NY, NY 10022                      General Counsel           America Life

Salvatore R. Curiale           Senior Executive Vice     Senior Executive Vice President,
                                  President, Technical      Technical Operations, Mutual of
                                  Operations                America Life

                                     POSITIONS                      PRINCIPAL OCCUPATION
NAME                                WITH ADVISER                    DURING PAST TWO YEARS
----------------------------   -----------------------   -------------------------------------------
Amir Lear                      Executive Vice            Executive Vice President of the Adviser
320 Park Avenue                   President and Chief
NY, NY 10022                      Operating Officer

Andrew L. Heiskell             Executive Vice            Executive Vice President of the Adviser
320 Park Avenue                   President
NY, NY 10022

Thomas J. Larsen               Executive Vice            Executive Vice President of the Adviser
320 Park Avenue                   President
NY, NY 10022

Thomas Dillman                 Executive Vice            Executive Vice President of the Adviser
320 Park Avenue                   President                 since August, 2003; prior thereto
NY, NY 10022                                                Director of U.S. Equity Research,
                                                            Scudder Funds until April 2002, then
                                                            Co-director of Global Research,
                                                            Deutsche Asset Management

Stephen Rich                   Executive Vice            Executive Vice President of the Adviser
320 Park Avenue                   President                 since February, 2004; prior thereto,
NY, NY 10022                                                Vice President Investment
                                                            Management, J.P. Morgan Fleming.

Thomas L. Martin               Senior Vice President,    Senior Vice President and Associate
320 Park Avenue                   Associate General         General Counsel of Mutual of
NY, NY 10022                      Counsel and               America Life since September, 2003;
                                  Secretary                 prior thereto General Counsel,
                                                            Westminster Management, L.L.C.

Joseph Brunken                 Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Mary E. Canning                Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Susan J. Ferber                Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

David W. Johnson               Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Nancy McAvey                   Senior Vice President     Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Beth A. Ripston                Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Paul Travers                   Senior Vice President     Senior Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Gary P. Wetterau               Senior Vice President     Vice President of the Adviser
320 Park Avenue
NY, NY 10022

                                     POSITIONS                      PRINCIPAL OCCUPATION
NAME                                WITH ADVISER                    DURING PAST TWO YEARS
----------------------------   -----------------------   -------------------------------------------
Joseph Bartus                  Vice President            Vice President of the Adviser since
320 Park Avenue                                             July 2002; prior thereto, Assistant
NY, NY 10022                                                Vice President of the Adviser

Susan E. Greenleaf             Vice President            Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Thomas P. Kelly                Vice President            Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Susan Dalton                   Vice President,           Vice President of the Adviser since
320 Park Avenue                   Marketing                 April 12, 2004; prior thereto,
NY, NY 10022                                                Vice President, Marketing, Mellon
                                                            Bond Associates, LLP

Wayne M. Simon                 Vice President            Vice President of the Adviser
320 Park Avenue
NY, NY 10022

Patrick Sullivan               Vice President,           Vice President of the Adviser since
320 Park Avenue                   Marketing                 August, 2003; prior thereto, Director
NY, NY 10022                                                of Sales and Client Services, Farrell-
                                                            SL Investment Management

Theodore Baer                  Vice President,           Vice President of the Adviser since
320 Park Avenue                   Marketing                 August 2003; prior thereto, Director,
NY, NY 10022                                                Institutional Sales, Black Diamond
                                                            Funds, and Consultant, American
                                                            Express Financial Advisors


Oak Associates, Ltd. ("Oak Associates") is a subadviser for a portion of the Active Assets of the All America Fund. Oak Associates is registered as an investment adviser under the Investment Advisers Act of 1940. The names, addresses and positions of each director and officer of Oak Associates are incorporated by reference to the Form ADV of the subadviser filed with the Securities and Exchange Commission, as set forth below.

Oak Associates, Ltd., Form ADV, SEC File No. 801-23632.

ITEM 27.     PRINCIPAL UNDERWRITERS

(a) Mutual of America Life Insurance Company, the principal underwriter of the Registrant, acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and Mutual of America Separate Account No. 3, and as principal underwriter of The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

(b) The name, business address and position of each senior officer and director of Mutual of America are as follows:

                                    DIRECTORS

                                                    POSITIONS AND OFFICES
           NAME AND PRINCIPAL BUSINESS ADDRESS   WITH PRINCIPAL UNDERWRITER
           -----------------------------------   --------------------------
           William J. Flynn                           Chairman of the
             New York, New York                            Board
           Clifford L. Alexander, Jr.
             Washington, D.C.                             Director
           Richard M. Cummins
             New York, New York                           Director

                                                    POSITIONS AND OFFICES
           NAME AND PRINCIPAL BUSINESS ADDRESS   WITH PRINCIPAL UNDERWRITER
           -----------------------------------   --------------------------
           Roselyn P. Epps, M.D
             Bethesda, Maryland                           Director
           Earle H. Harbison, Jr
             St. Louis, Missouri                          Director
           Frances R. Hesselbein
             New York, New York                           Director
           William Kahn
             St. Louis, Missouri                          Director
           William T. Knowles
             Harpswell, Maine                             Director
           LaSalle D. Leffall, Jr., M.D
             Washington, D.C.                             Director
           Connie Mack, III
             Washington, D.C.                             Director
           Roger Porter
             Cambridge, Massachusetts                     Director
           General Dennis J. Reimer
             Oklahoma City, Oklahoma                      Director
           Francis H. Schott
             New York, New York                           Director
           Elie Wiesel
             New York, New York                           Director


                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS                POSITIONS AND OFFICES WITH PRINCIPAL UNDERWRITER
-----------------------------------  -----------------------------------------------------------------------------
Thomas J. Moran                      President and Chief ExecutiveOfficer
Manfred Altstadt                     Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                     Senior Executive Vice President and General Counsel
Salvatore R. Curiale                 Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS                POSITIONS AND OFFICES WITH PRINCIPAL UNDERWRITER
-----------------------------------  -----------------------------------------------------------------------------
Diane Aramony                        Executive Vice President, Corporate Secretary and Assistant to the
                                        Chairman
Meyer Baruch                         Senior Vice President, State Compliance and Government
                                        Regulations
Thomas L. Martin                     Senior Vice President and Associate General Counsel
Nicholas Branchina                   Senior Vice President and Associate Treasurer
William Breneisen                    Executive Vice President, Office of Technology
Jeremy J. Brown                      Executive Vice President and Chief Actuary
Patrick Burke                        Senior Vice President, Special Markets
Katherine Cannizzaro                 Senior Vice President, Claims, since March 2003; prior thereto,
                                        Vice President
Sean Carroll                         Senior Vice President, Facilities Management
William Conway                       Executive Vice President, Marketing and Corporate
                                        Communications
Paul J. Costagliola                  Senior Vice President, Compliance
Carson J. Dunbar, Jr.                Senior Vice President, Corporate Services
James Flynn                          Senior Vice President, Marketing
Harold J. Gannon                     Senior Vice President, Corporate Tax
Gordon Gaspard                       Senior Vice President, Marketing/National Accounts

NAME AND PRINCIPAL BUSINESS ADDRESS                POSITIONS AND OFFICES WITH PRINCIPAL UNDERWRITER
-----------------------------------  -----------------------------------------------------------------------------
Robert Giaquinto                     Senior Vice President, MIS Operations
   Boca Raton, Fl
Thomas E. Gilliam                    Executive Vice President and Assistant to the President and Chief
                                        Executive Officer
John R. Greed                        Executive Vice President and Treasurer
Jared Gutman                         Senior Vice President, TechnicalServices
Thomas A. Harwood                    Senior Vice President, CorporateCommunications
Sandra Hersko                        Senior Vice President, Technical Administration
Edward J.T. Kenney                   Executive Vice President, External Affairs, since March, 2004; prior thereto,
                                     Senior Vice President and Assistant to the President and CEO
Gregory A. Kleva, Jr.                Executive Vice President and Deputy General Counsel
Robert Kordecki                      Senior Vice President, Billing and Regulatory Services/Group Life and
                                        Disability Claims
Daniel LeSaffre                      Executive Vice President, Human Resources and Corporate Services since March
                                     2004; prior thereto, Senior Vice President, Human Resources and Training
Kathryn Lu                           Senior Vice President and Associate General Counsel
George L. Medlin                     Executive Vice President, Internal Audit
Christopher Miseo                    Senior Vice President, Accounting and Financial Reporting
Lynn M. Nadler                       Senior Vice President, Training--Boca Raton
   Boca Raton, FL
Roger F. Napoleon                    Senior Vice President and Associate General Counsel
Peter Nicklin                        Senior Vice President, MIS Business Applications
James Peterson                       Senior Vice President, Training--New York and Leadership Development
William Rose                         Senior Vice President, Field Operations
Dennis J. Routledge                  Senior Vice President, LAN/Telecommunications
Robert W. Ruane                      Senior Vice President, Corporate Communications and Direct Response
Myron Schlanger                      Senior Vice President and Associate Treasurer
William G. Shannon                   Senior Vice President, Individual Financial Planning
Walter W. Siegel                     Senior Vice President and Actuary
Joan M. Squires                      Executive Vice President, Office of Technology
Anne M. Stanard                      Senior Vice President, Human Resources
   Boca Raton, FL
John Terwilliger                     Senior Vice President, Facilities Management
   Boca Raton, FL
Eldon Wonacott                       Senior Vice President, Field Administration


The business address of all officers and directors is 320 Park Avenue, New York, New York 10022, unless otherwise noted.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 28th day of April, 2004.


                                     MUTUAL OF AMERICA INVESTMENT
                                     CORPORATION

                                     By:         /s/ MANFRED ALTSTADT
                                        ----------------------------------------
                                                     Manfred Altstadt

                                                 Chairman, President and
                                                 Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.



            SIGNATURES                                 TITLE
-----------------------------------  -------------------------------------------
                                     Director; Chairman, President
        /s/ MANFRED ALTSTADT            and Chief Executive Officer
-----------------------------------     (Principal Executive Officer)
          Manfred Altstadt

        /s/ JOHN R. GREED            Executive Vice President,
-----------------------------------     Chief Financial Officer and Treasurer
           John R. Greed                (Principal Accounting Officer)

                 *
-----------------------------------  Director
          Peter J. Flanagan

                 *
-----------------------------------  Director
          Robert J. McGuire

                 *
-----------------------------------  Director
           George J. Mertz

                 *
-----------------------------------  Director
           Howard J. Nolan

                 *
-----------------------------------  Director
         Patrick J. Waide, Jr.


By:     /s/ MANFRED ALTSTADT
   --------------------------------
         (ATTORNEY-IN-FACT)

                                 EXHIBITS INDEX


EXHIBIT NUMBER

10(a)      Independent Auditors' Consent

10(d)(i)   Power of Attorney of Mr. Altstadt

10(d)(ii)  Power of Attorney of Mr. Flanagan

10(d)(iii) Power of Attorney of Mr. Mertz

10(d)(iv)  Power of Attorney of Mr. Nolan

10(d)(v)   Power of Attorney of Mr. McGuire

10(d)(vii) Power of Attorney of Mr. Waide